Exhibit 10.40

SUBORDINATED CONVERTIBLE NOTE PURCHASE AGREEMENT

This SUBORDINATED CONVERTIBLE NOTE PURCHASE AGREEMENT (the “Agreement”) is made and entered into as of April 7, 2010, by and among Mascoma Corporation, a Delaware corporation (the “Company”), the initial purchasers listed on Exhibit A attached hereto (each an “Initial Purchaser” and collectively the “Initial Purchasers”) and the additional purchasers listed on Exhibit B attached hereto (each an “Additional Purchaser” and collectively the “Additional Purchasers”). The Initial Purchasers and the Additional Purchasers are referred to herein as the “Purchasers,” and each individually a “Purchaser.”

A. The Company currently requires funds to help finance its continued operations.

B. The Purchasers are willing to advance funds to the Company in exchange for the issuance to them of certain subordinated convertible promissory notes evidencing the Company’s obligation to repay the Purchasers’ loans of the advanced funds, all as provided in this Agreement.

NOW THEREFORE, the parties hereby agree as follows:

ARTICLE 1

PURCHASE, SALE AND TERMS OF NOTES

1.01 The Notes. The Company has authorized the issuance and sale to the Purchasers of the Company’s Subordinated Convertible Promissory Notes in the original aggregate principal amount of up to $10,000,000. The Subordinated Convertible Promissory Notes shall be substantially in the form set forth as Exhibit C hereto and are herein referred to individually as a “Note” and collectively as the “Notes,” which terms shall also include any notes delivered in exchange or replacement therefor.

1.02 Purchase and Sale of Notes.

(a) The Initial Closing. The Company agrees to issue and sell to the Initial Purchasers, and, subject to and in reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, the Initial Purchasers agree to purchase the Notes in the principal amounts set forth opposite each Initial Purchaser’s name on Exhibit A hereto under the heading “Principal Amount of Notes To Be Purchased at the Initial Closing”. Such purchase and sale shall take place at a closing (the “Initial Closing”) to be held remotely via the exchange of documents on the date hereof at 12:00 p.m., Boston time, or at such other time or place as may be mutually agreed upon by the Company and the Initial Purchasers purchasing at least sixty-six and two-thirds percent (66 2/3%) of the principal amount of the Notes actually purchased at the Initial Closing.

(b) The Follow-On Closing. Following the Initial Closing, the Company will offer up to $1,419,000 total principal amount of Notes, on a pro rata basis (based on shares of the Company’s Common Stock, par value $0.001 per share (the “Common Stock”) issuable upon conversion of the Preferred Stock (as defined below) held by such holders), to the holders of the Company’s Preferred Stock who are not Initial Purchasers (the “Other Investors”). Any Other Investor who commits to purchase Notes shall execute an Additional Purchaser signature page to this Agreement, in substantially the form attached hereto as Schedule A, and shall thereafter be bound to this Agreement as an Additional Purchaser, and Exhibit B attached hereto shall be updated to include the principal amount of Notes that each Additional Purchaser has committed to purchasing. Forty percent (40%) of each Additional Purchaser’s commitment shall be funded at the Follow-On Closing (as defined below) and the remaining sixty percent (60%) shall be funded at the Second Closing (as defined below). The initial purchase and sale of the Notes to the Additional Purchasers shall take place at a closing (the “Follow-On Closing”) to be held no later than sixty (60) days after the Initial Closing. Any Notes offered to the Other Investors that are not purchased by the Other Investors may be purchased by the Initial Purchasers or the Additional Purchasers on a pro rata basis to the Notes purchased by such other Purchasers or on such other basis as may be agreed upon by the Company and the Purchasers holding at least 66 2/3% of the principal outstanding under the then outstanding Notes. For purposes of this Agreement, the additional Notes purchased in the Follow-On Closing by Initial Purchasers or the participating Additional Purchasers are the “Additional Follow-On Notes”.

(c) The Second Closing. After the Initial Closing and the Follow-On Closing, the Company shall sell, and the Purchasers shall purchase, Notes in the principal amounts set forth opposite each Purchaser’s name on Exhibit A (for Initial Purchasers) or Exhibit B (for Additional Purchasers) under the heading “Principal Amount of Notes to Be Purchased at the Second Closing.” Such purchase and sale shall take place at a closing (the “Second Closing” and together with the Initial Closing, the Follow-On Closing and the Final Closing (as defined below), the “Closings” and each individually a “Closing”) to be held no sooner than five (5) days and no later than ten (10) days following the approval by (A) the Board of Directors of the Company and (B) the Purchasers holding at least sixty-six and two-thirds percent (66 2/3%) of the principal amount of the outstanding Notes then held by all Purchasers of (i) a business plan and strategy for monetization of the Company’s corn CBP business and (ii) a plan for near- term acquisition opportunities for the Company (the “Second Closing Approval”); provided that if the Second Closing Approval does not occur on or before June 15, 2010, the Purchasers shall be relieved of their obligation to purchase any additional Notes hereunder. Notwithstanding the foregoing, if a Purchaser (an “Opting Out Purchaser”) obligated to purchase a Note at the Second Closing chooses not to purchase such Note at the Second Closing, such Opting Out Purchaser shall be relieved of its obligation to purchase such Note, but such Opting Out Purchaser shall be subject to the Mandatory Conversion described in Section 1.02(e). Each Purchaser shall give the Company notice, at least two (2) days prior to the Second Closing, if such Purchaser shall be an Opting Out Purchaser. Any Notes not purchased at the Second Closing by Opting Out Purchasers may be purchased at a final closing to be held within ten (10) days following the Second Closing (the “Final Closing”) by the other Purchasers on a pro rata basis to the Notes

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purchased by such other Purchasers or on such other basis as may be agreed upon by the Company and the Purchasers holding at least 66 2/3% of the principal outstanding under the then outstanding Notes. For purposes of this Agreement, the additional Notes purchased in the Final Closing by Purchasers are the “Additional Opt Out Notes,” and together with the Additional Follow-On Notes, the “Additional Notes”.

(d) The Closings. At each Closing, each Purchaser participating in such Closing will deliver to the Company as payment in full for the Note to be purchased by such Purchaser at such Closing, by (i) a check payable to the Company’s order, (ii) wire transfer of funds to the Company, or (iii) any combination of the foregoing. At each Closing, the Company will issue and deliver to each Purchaser participating in such Closing a duly executed Note in the principal amount funded by such Purchaser at such Closing. The Company shall send the Notes to the Purchasers at the addresses furnished to the Company for that purpose.

(e) Mandatory Conversion. On the later to occur of (x) the date that is ten (10) days after the Second Closing or (y) the Special Mandatory Conversion Date (as such term is defined in the Restated Charter (as defined below)) each Opting Out Purchaser shall convert the portion of such Opting Out Purchaser’s shares of the Company’s Series A Preferred Stock, par value $0.001 per share (“Series A Preferred Stock”), Series A1 Preferred Stock, par value $0.001 per share (“Series A1 Preferred Stock”), Series B Preferred Stock, par value $0.001 per share (“Series B Preferred Stock”), and Series C Preferred Stock, par value $0.001 per share (“Series C Preferred Stock” and together with the Series A Preferred Stock, Series A1 Preferred Stock, Series B Preferred Stock, the “Preferred Stock”) that would have automatically been converted into shares of Common Stock as a result of the Special Mandatory Conversion set forth in the Restated Charter had the Opting Out Purchaser not initially agreed to purchase the Notes that were to have been sold to such Purchaser at the Second Closing had such Purchaser not chosen to become an Opting Out Purchaser (such conversion, a “Mandatory Conversion”), and shall surrender all of such Opting Out Purchaser’s stock certificates representing shares of Preferred Stock (or, if such Opting Out Purchaser alleges that such certificates have been lost, stolen or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Company to indemnify the Company against any claim that may be made against the Company on account of the alleged loss, theft or destruction of such certificate) to the Company, and shall thereafter receive from the Company certificates for the number of shares of Common Stock to which such Opting Out Purchaser is entitled pursuant this Section 1.02(e), in addition to new certificates for the shares of Preferred Stock that remain following such conversion, if any, together with cash in lieu of any fraction of a share of Common Stock otherwise issuable upon such conversion. Upon the failure by an Opting Out Purchaser to request a conversion within the time period as set forth in this Section 1.02(e), such Opting Out Purchaser hereby grants the President and Treasurer of the Company (the “Proxies” and each a “Proxy”) a proxy coupled with an interest in all shares of Preferred Stock owned by such Opting Out Purchaser with the power to act alone and with full power of substitution, which proxy shall be irrevocable until this Agreement terminates pursuant to its terms, to request conversion of such Opting Out Purchaser’s shares of Preferred Stock into shares of Common Stock as specified in this Section 1.02(e). Upon the request of a Proxy of an

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Opting Out Purchaser, the Company shall effect the Mandatory Conversion called for above on its books and records and shall issue the stock certificates for the number of shares of Common Stock to which such Opting Out Purchaser is entitled pursuant this Section 1.02(e), in addition to new certificates for the shares of Preferred Stock that remain following such conversion, if any, together with cash in lieu of any fraction of a share of Common Stock otherwise issuable upon such conversion upon receipt from the Opting Out Purchaser of its old Preferred Stock certificates (or, if such Opting Out Purchaser alleges that such certificates have been lost, stolen or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Company to indemnify the Company against any claim that may be made against the Company on account of the alleged loss, theft or destruction of such certificate). Each Purchaser hereto acknowledges and agrees that any breach of this Section 1.02(e) would result in substantial harm to the Company for which monetary damages alone could not adequately compensate. Therefore, the parties hereto unconditionally and irrevocably agree that the Company shall be entitled to seek protective orders, injunctive relief and other remedies available at law or in equity for breaches of this Section 1.02(e) and in addition shall be entitled to recover the costs of enforcing the Mandatory Conversion against any Opting Out Purchaser who fails to effect a Mandatory Conversion.

1.03 Issuance of Warrants. If the Notes are converted into New Equity Securities (as defined below) upon the closing of a Qualified Financing (as defined below), in connection with such conversion, the Company shall issue to each Purchaser, a warrant in substantially the form attached hereto as Exhibit E (each, a “Warrant” and collectively the “Warrants”), for that number of shares of New Equity Securities as is equal to fifty percent (50%) of the New Securities acquired by such Purchaser upon conversion of such Purchaser’s Notes; provided that if such Purchaser has purchased greater than such Purchaser’s Pro Rata Portion of Notes (as defined below), such Purchaser shall be entitled to receive that number of shares of New Equity Securities as is equal to one hundred percent (100%) of the New Securities acquired by such Purchaser upon conversion of that portion of the Notes that such Purchaser purchased in excess of such Purchaser’s Pro Rata Portion of Notes. For purposes of this Agreement, “Pro Rata Portion of Notes” means the aggregate principal amount of Notes for such Purchaser set forth opposite such Purchaser’s name on Schedule 1.03 attached hereto, which shall be updated in connection with the Follow-On Closing to add in the Additional Purchasers. For purposes of this Agreement, the term “Qualified Financing” shall mean the Company’s sale of its equity securities (the “New Equity Securities”) in a single transaction or in a series of related transactions in each case occurring after the date hereof and approved by the Company’s Board of Directors and the applicable stockholders of the Company, in which the Company receives aggregate gross proceeds of at least $5,000,000 (excluding all amounts payable under the Notes).

1.04 No Usury. This Agreement and each Note issued pursuant to the terms of this Agreement are hereby expressly limited so that in no event whatsoever, whether by reason of deferment or advancement of loan proceeds, acceleration of maturity of the loan evidenced hereby, or otherwise, shall the amount paid or agreed to be paid to the Purchasers hereunder for the loan, use, forbearance or detention of money exceed the maximum interest rate permitted by the laws of the Commonwealth of Massachusetts and

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the State of New Hampshire. If at any time the performance of any provision hereof or any Note involves a payment exceeding the limit of the price that may be validly charged for the loan, use, forbearance or detention of money under applicable law, then automatically and retroactively, ipso facto, the agreed upon interest rate as set forth in the Notes shall be reduced to such limit, it being the specific intent of the Company and the Purchasers hereof that all payments under this Agreement or any Note are to be credited first to interest as permitted by law, but not in excess of (i) the agreed rate of interest set forth in the Note, or (ii) that permitted by law, whichever is the lesser, and the balance toward the reduction of principal. The provisions of this paragraph shall never be superseded or waived and shall control every other provision of this Agreement and any Note.

ARTICLE 2

CONDITIONS TO PURCHASERS’ OBLIGATIONS

The respective and several obligations of each Purchaser to purchase and pay for the Notes to be purchased by it at each Closing are subject to the fulfillment or waiver, on or before each Closing, of each of the following conditions:

2.01 Representations and Warranties. Each of the representations and warranties of the Company set forth in Article III hereof shall be true in all material respects on the date of each Closing.

2.02 Performance by the Company. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before each Closing and shall have obtained all approvals, consents and qualifications necessary to complete the purchase and sale described herein.

2.03 Restated Charter. On or prior to the Initial Closing, the Company shall have filed its Seventh Amended and Restated Certificate of Incorporation, in the form attached hereto as Exhibit D (the “Restated Charter”) with the Secretary of State of the State of Delaware.

2.04 Delivery of Notes. The Company shall have executed and delivered to each Purchaser a Note, in the form attached hereto as Exhibit C, evidencing the Company’s indebtedness to such Purchaser in the amount set forth opposite such Initial Purchaser’s name on Exhibit A under the heading “Principal Amount of Notes To Be Purchased at the Initial Closing” (in the case of the Initial Closing), the amount set forth opposite such Additional Purchaser’s name on Exhibit B under the heading “Principal Amount of Notes to Be Purchased at the Follow-On Closing” (in the case of the Follow- On Closing), the amount set forth such Purchaser’s name on Exhibit A or Exhibit B, as applicable, under the heading “Principal Amount of Notes To Be Purchased at the Second Closing” (in the case of the Second Closing), or the amount set forth such Purchaser’s name on Exhibit A or Exhibit B, as applicable, under the heading “Principal Amount of Additional Notes to be Purchased at the Follow-On Closing” or “Principal Amount of

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Additional Notes to be Purchased at the Final Closing” (in the case of Additional Notes issued at the Follow-On Closing or the Final Closing).

2.05 Amendment to Stockholders Agreement. On or prior to the Initial Closing, the Company and the other parties to the Stockholders Agreement (as defined below), shall have executed an amendment to that certain Stockholders Agreement, dated as of February 5, 2008, by and among the Company and the other parties thereto, as amended (the “Stockholders Agreement”), in substantially the form attached hereto as Exhibit F (the “Stockholders Agreement Amendment”).

2.06 Anti-Dilution Waiver. The holders of the Company’s Preferred Stock shall have waived the application of the anti-dilution rights of the Preferred Stock contained in the Restated Charter, with respect to the sale and issuance of the Notes and Warrants in addition to any equity securities, including the Company’s Series D Preferred Stock, par value $0.001 per share (the “Series D Preferred Stock”), issued upon conversion of the Notes or exercise of the Warrants (the “Conversion Securities”), and shares of Common Stock issuable upon conversion of the Conversion Securities, if applicable.

2.07 Subordination Agreement. On or prior to the Initial Closing, in the case of the Initial Purchasers, and the Follow-On Closing, with respect to the Additional Purchasers, the Company and each of Purchasers shall enter into a subordination agreement with Pinnacle Ventures L.L.C. (“Pinnacle”) to acknowledge that the Notes issued pursuant to this Agreement are subordinated to the amounts owed by the Company pursuant to that certain Loan and Security Agreement, dated as of February 5, 2008, by and between the Company and Pinnacle, as amended.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to each of the Purchasers as follows, each of which representation and warranty is true and correct as of the date hereof:

3.01 Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own and lease its properties, to carry on its business as currently conducted and as proposed to be conducted and to carry out the transactions contemplated hereby. Except as set forth in Section 3.01 of the Disclosure Schedule attached hereto as Exhibit G, the Company is duly qualified as a foreign corporation and is in good standing in all such other jurisdictions (which jurisdictions are listed in Section 3.01 of the Disclosure Schedule) in which the conduct of its business or its ownership or leasing of property requires such qualification and in which the failure so to qualify or so to be in good standing would have a materially adverse effect on the Company’s operations or financial condition.

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3.02 Authorization. The execution, delivery and performance by the Company of this Agreement and the Stockholders Agreement Amendment have been duly authorized by all requisite corporate action. This Agreement and the Stockholders Agreement Amendment have been duly executed and delivered on behalf of the Company and constitute the valid and binding obligations of the Company, enforceable in accordance with their respective terms. The execution, delivery and performance of this Agreement and the Stockholders Agreement Amendment, the issuance, sale and delivery of the Notes and compliance with the provisions hereof and thereof by the Company, do not and will not, with or without the passage of time or the giving of notice or both, (a) violate any provision of current law, statute, rule, regulation, ordinance or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body binding upon the Company or (b) conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default (or give rise to any right of termination, cancellation or acceleration) under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company under, the Restated Certificate or the Company’s By-laws or any note, indenture, mortgage, lease, contract, purchase order or other instrument, document or agreement to which the Company is a party or by which it or any of its property is bound or affected.

3.03 Capitalization. The entire authorized capital stock of the Company, immediately prior to the Initial Closing and following filing of the Restated Charter, consists of:

(a) 45,432,812 shares of Common Stock of which (i) 3,297,581 shares have been duly and validly issued and are outstanding, fully paid and nonassessable, with no person liability attaching to the ownership thereof; (ii) 5,000,000 shares have been reserved for issuance upon conversion of the Series A Preferred Stock; (iii) 5,162,500 shares have been reserved for issuance upon conversion of the Series A1 Preferred Stock; (iv) 11,503,746 shares have been reserved for issuance upon conversion of the Series B Preferred Stock; (v) 10,843,745 shares have been reserved for issuance upon conversion of the Series C Preferred Stock; and (vi) 9,500,000 shares are reserved for issuance pursuant to the exercise of options that have or may be granted from time to time under any Plan (as defined in the Stockholders Agreement); and

(b) 42,509,991 shares of Preferred Stock, of which: (i) 5,000,000 shares have been designated shares of Series A Preferred Stock and have been duly and validly issued and are outstanding, fully paid and nonassessable, with no personal liability attaching to the ownership thereof, (ii) 5,162,500 shares have been designated shares of Series A1 Preferred Stock, of which, (A) 5,000,000 shares have been duly and validly issued and are outstanding, fully paid and nonassessable, with no personal liability attaching to the ownership thereof, and (B) 162,500 shares have been reserved for issuance upon conversion of a certain warrant issued in connection with a debt financing, (iii) 11,503,746 have been designated shares of Series B Preferred Stock of

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which, (A) 11,241,573 shares have been duly and validly issued and are outstanding, fully paid and nonassessable, with no personal liability attaching to the ownership thereof, and (B) 262,173 shares have been reserved for issuance upon conversion of a certain warrant issued in connection with a debt financing; (v) 10,843,745 shares have been designated shares of Series C Preferred Stock, of which, (A) 10,351,557 shares have been duly and validly issued and are outstanding, fully paid and non-assessable, with no personal liability attaching to the ownership thereof, and (B) 109,375 shares have been reserved for issuance upon conversion of a certain warrant issued in connection with a debt financing; and (vi) 10,000,000 shares have been designated shares of Series D Preferred Stock, of which no shares have been issued and are outstanding.

Section 3.03 of the Disclosure Schedule contains a list of all holders of Common Stock and options, warrants or rights to purchase Common Stock, in each case including the number of shares of Common Stock held by, or subject to purchase pursuant to the exercise of any option, warrant or right held by, each such holder. Except as set forth in Section 3.03 of the Disclosure Schedule or as being issued pursuant to this Agreement, there are no outstanding shares of capital stock of the Company or warrants, options, agreements, convertible securities or other commitments pursuant to which the Company is or may become obligated to issue any shares of its capital stock or other securities of the Company. Except as set forth in Section 3.03 of the Disclosure Schedule, the number of shares of capital stock, if any, reserved for issuance is not subject to adjustment by reason of the issuance of the Notes and Warrants. Except as set forth in Section 3.03 of the Disclosure Schedule and except as set forth in the Stockholders Agreement, or that certain Second Amended and Restated Voting Agreement, dated as of February 5, 2008, by and among the Company and the other parties thereto, as amended, there are no preemptive or similar rights to purchase or otherwise acquire shares of capital stock of the Company pursuant to any provision of law, the Restated Charter or the By-laws or any agreement to which the Company is a party, or otherwise, and there is no agreement, restriction or encumbrance with respect to the sale or voting of any shares of the Company’s capital stock (whether outstanding or issuable upon conversion or exercise of outstanding securities). The Company has not violated the Securities Act of 1933, as amended (the “Securities Act”), or any state blue sky or securities law in connection with the issuance of any shares of Common Stock or other securities prior to the date hereof.

(c) Except as set forth in Section 3.03 of the Disclosure Schedule, all Common Stock issued vests in equal monthly installments over four years following the vesting commencement date and no stock plan, stock purchase, stock option or other agreement or understanding between the Company and any holder of any equity securities or rights to purchase equity securities provides for acceleration or other changes in the vesting provisions or other terms of such agreement or understanding as the result of (i) termination of employment or consulting services (whether actual or constructive); (ii) any merger, consolidated sale of stock or assets, change in control or any other transaction(s) by the Company; or (iii) the occurrence of any other event or combination of events.

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(d) All outstanding shares of Common Stock and Preferred Stock, and all shares of Common Stock and Preferred Stock issuable upon the exercise or conversion of outstanding options, warrants or other exercisable or convertible securities are subject to a market standoff or “lockup” agreement of not less than 180 days following the Company’s initial public offering.

3.04 Litigation. There is no action, suit, claim, proceeding or investigation pending or, to the Company’s knowledge, threatened against the Company or any of its properties, at law or in equity, or before or by any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign that challenges the validity or enforceability of, or seeks the enjoin the performance of this Agreement or the transactions contemplated hereby.

3.05 Complete Disclosure. To the Company’s knowledge, neither the Agreement, as qualified by the Disclosure Schedule, nor any other documents or certificates furnished or to be furnished in connection herewith, when taken as a whole, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

3.06 Financial Statements. The Company has delivered to the Purchasers its unaudited balance sheet and statement of operations for the fiscal year ended December 31, 2009 and the period ended February 28, 2010 (the “Financial Statements”). As of the Initial Closing, the Financial Statements are correct in all material respects and present fairly the financial condition and operating results of the Company as of the date(s) and during the period(s) indicated therein. The unaudited Financial Statements have been prepared in accordance with generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the period indicated, except as disclosed therein. The unaudited Financial Statements do not contain additional financial statements and footnotes required under GAAP, and are subject to normal year-end adjustments.

ARTICLE 4

REPRESENTATIONS AND WARRANTIES OF PURCHASERS

Each Purchaser represents and warrants to the Company that: (a) it has full power and authority to enter into and perform this Agreement in accordance with its terms, and it was not organized for the specific purpose of acquiring the Notes, the Conversion Securities, or shares of Common Stock issuable upon conversion of the Conversion Securities (collectively, the “Securities”); (b) it has sufficient knowledge and experience in investing in companies similar to the Company in terms of the Company’s stage of development so as to be able to evaluate the risks and merits of its investment in the Company and it is able financially to bear the risks thereof; (c) it has made an investigation of the Company and its business as it deemed necessary and has had an

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opportunity to discuss and review the Company’s business, management and financial affairs with the Company’s management as it deemed necessary; (d) the Securities being purchased by it are being acquired for its own account for the purpose of investment and not with a view to the public resale or distribution thereof within the meaning of the Securities Act; (e) it understands that (i) the Securities have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act pursuant to Section 4(2) thereof or Rule 504, 505 or 506 promulgated under the Securities Act, (ii) under the Securities Act and applicable regulations thereunder the Securities may be resold without registration under the Securities Act only in certain limited circumstances, (iii) the certificates evidencing the Securities will bear a legend substantially similar to that set forth below:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF APPLICABLE STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION UNDER SUCH LAWS OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENT. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ALL APPLICABLE STATE SECURITIES LAWS.

and (iv) the Company will make a notation on its transfer books to such effect; (f) this Agreement has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of it, enforceable in accordance with the terms of the Agreement; and (g) it is an “accredited investor” as that term is defined in Rule 501 promulgated under the Securities Act.

ARTICLE 5

MISCELLANEOUS

5.01 No Waiver; Cumulative Remedies. No failure or delay on the part of any party to this Agreement in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

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5.02 Amendments, Waivers and Consents. Any provision in this Agreement to the contrary notwithstanding, changes in or additions to this Agreement, the Notes or the Warrants may be made, and compliance with any covenant or provision herein or therein set forth may be omitted or waived, if the Company shall obtain consent thereto in writing from the Purchasers holding at least 66 2/3% of the principal outstanding under the then outstanding Notes (the “Requisite Purchasers”), provided that the Company shall be permitted to update Schedule 1.03, and Exhibits A and B without the consent of the Requisite Purchasers. Any amendment or waiver effected in accordance with this Section 5.02 shall be binding upon each holder of Notes then outstanding, each future holder of such securities, and the Company; provided, however, that no amendment shall be effective against a Purchaser which materially and adversely affects such Purchaser’s rights under this Agreement or under any Notes in a manner that is adverse to and materially different from the effect on other Purchasers in Notes, without such Purchaser’s written consent.

5.03 Addresses for Notices, etc. Any notice required or permitted hereunder shall be given in writing and shall be conclusively deemed effectively given upon personal delivery or delivery by courier, or on the first business day after transmission if sent by confirmed facsimile transmission, or four (4) business days after deposit in the United States mail, by registered or certified mail, postage prepaid, addressed (i) if to the Company, as set forth below the Company’s name on the signature page of this Agreement, and (ii) if to a Purchaser, at such Purchaser’s address as set forth on Exhibit A or Exhibit B, or at such other address as the Company or such Purchaser may designate by advance written notice to the other parties hereto. For purposes of this Section 5.03, a “business day” means a weekday on which banks are open for general banking business in New York City, New York.

5.04 Binding Effect; Assignment. The terms and conditions of this Agreement shall be binding upon and inure to the benefit of the Company and the Purchasers and their respective heirs, successors and assigns.

5.05 Headings; Interpretation. In this Agreement, (i) the meaning of defined terms shall be equally applicable to both the singular and plural forms of the terms defined; (ii) the captions and headings are used only for convenience and are not to be considered in construing or interpreting this Agreement and (iii) the words “including,” “includes” and “include” shall be deemed to be followed by the words “without limitation”. All references in this Agreement to sections, paragraphs, exhibits and schedules shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits and schedules attached hereto, all of which exhibits and schedules are incorporated herein by this reference.

5.06 No Finder’s Fees. Each party represents that it neither is nor will be obligated for any finder’s or broker’s fee or commission in connection with the transactions contemplated by this Agreement. Each Purchaser agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder’s or broker’s fee (and any asserted liability) for which the Purchaser or any of its directors, officers, partners, members, employees or representatives is

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responsible. The Company agrees to indemnify and hold harmless each Purchaser from any liability for any commission or compensation in the nature of a finder’s or broker’s fee (and any asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

5.07 Survival of Representations and Warranties. The representations and warranties of the Company and the Purchasers contained herein shall survive each Closing. Each of the Purchasers and the Company may rely on such representations and warranties irrespective of any investigation made, or notice or knowledge held by, it or any other person.

5.08 Prior Agreements. This Agreement constitutes the entire agreement between the parties and supersedes any other prior understandings or agreements concerning the subject matter hereof.

5.09 Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

5.10 Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of Delaware without regard to its principles of conflicts of laws.

5.11 Payment of Fees. At the Initial Closing, all reasonable and documented expenses, including legal fees and out of pocket expenses of one counsel for the Purchasers, related to the convertible note financing to which this Agreement and the Notes relate, incurred by the Purchasers, up to an aggregate maximum amount of $20,000, shall be paid by the Company.

5.12 Counterpart; Facsimile Signatures. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement may be executed and delivered by facsimile, or by e-mail in portable document format (.pdf) and delivery of the signature page by such method will be deemed to have the same effect as if the original signature had been delivered to the other parties.

5.13 Entire Agreement. This Agreement, together with all exhibits hereto and the Notes, constitute the entire agreement and understanding of the parties with respect to the subject matter hereof and supersede any and all prior negotiations, correspondence, agreements, understandings duties or obligations between the parties with respect to the subject matter hereof.

5.14 Further Assurances. From and after the date of this Agreement, upon the request of any Purchaser or the Company, the Company and the Purchasers shall execute and deliver such instruments, documents or other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

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IN WITNESS WHEREOF, the parties hereto have executed this Subordinated Convertible Note Purchase Agreement on the day, month and year first above written.

MASCOMA CORPORATION

By:	/s/ William J. Brady
Name: William J. Brady
Title: Chief Executive Officer

MPC INVESTMENT LLC

By:	/s/ Clifford C. Cook
Name: Clifford C. Cook
Title: Manager

GENERAL CATALYST GROUP IV, L.P. By: General Catalyst Partners IV, L.P., its General Partner

By: General Catalyst GP IV, LLC, its General Partner

By:	/s/ William J. Fitzgerald
Name: William J. Fitzgerald
Title: Member and Chief Financial Officer

GC ENTREPRENEURS FUND IV, L.P. By: General Catalyst Partners IV, L.P., its General Partner

By: General Catalyst GP IV, LLC, its General Partner

By:	/s/ William J. Fitzgerald
Name: William J. Fitzgerald
Title: Member and Chief Financial Officer

KPCB HOLDINGS, INC., as nominee

By:	/s/ John Denniston
Name:
Title:

KHOSLA VENTURES I, LP

By: Khosla Ventures Associates I, LLC, a Delaware limited liability company and general partner of Khosla Ventures I, LP

By:	/s/ Samir Kaul
Name: Samir Kaul
Title: Member

FLAGSHIP VENTURES FUND 2004, L.P.

By: its General Partner Flagship Ventures General Partner LLC

By:	/s/ Noubar B. Afeyan
Name: Noubar B. Afeyan
Title: Manager

VPVP CLEANTECH HOLDINGS 2006, L.L.C.

By:	VantagePoint Venture Partners 2006 (Q), L.P., Its Sole Member
By: VantagePoint Venture Associates 2006, L.L.C.,
Its Managing Member

By:	/s/ Alan E. Salzman

Name:	Alan E. Salzman
Title:	Managing Member

VANTAGEPOINT CLEANTECH PARTNERS, L.P.

By:	VantagePoint CleanTech Associates, L.L.C., Its General Partner

By:	/s/ Alan E. Salzman

Name:	Alan E. Salzman
Title:	Managing Member

ATLAS VENTURE FUND VII, L.P.
By:	Atlas Venture Associates VII, L.P.,
Its General Partner
By:	Atlas Venture Associates VII, Inc.,
Its General Partner

By:	/s/ Kristen Laguerre

Name:	Kristen Laguerre
Title:	VP

/s/ R. Jeremy Grantham
R. Jeremy Grantham

SCHEDULE A

Additional Purchaser Signature Page

By executing this page in the space provided, the undersigned hereby agrees that [he/she/it] is becoming an “Additional Purchaser” as defined in that certain Subordinated Convertible Note Purchase Agreement dated as of April     , 2010, by and among Mascoma Corporation, a Delaware corporation (the “Company”) and the other parties thereto, as the same may be amended, restated or otherwise modified from time to time (the “Purchase Agreement”) and as such shall be a party to, and bound by all terms and conditions of, the Purchase Agreement. The undersigned further confirms that the representations and warranties contained in Article IV of the Purchase Agreement are true and correct with respect to the undersigned, as of the date hereof.

EXECUTED this                      day of 2010.

(print name)

By:

Title:

Address:
Fax:

Accepted:
MASCOMA CORPORATION
By:
Name:
Title:

SCHEDULE 1.03

PRO RATA PORTION OF NOTES

Purchaser	Pro Rata Portion of Notes
MPC INVESTMENT LLC	$494,545.00

General Catalyst Group IV, L.P.	$1,231,975.41

GC Entrepreneurs Fund IV, L.P.	$32,687.59

KPCB Holdings, Inc., as nominee	$1,091,759

Khosla Ventures I, LP	$2,670,320.00

Flagship Ventures Fund 2004, L.P.	$1,319,953.00

VPVP CleanTech Holdings 2006, L.L.C.	$683,738.40

VantagePoint CleanTech Partners, L.P.	$170,934.60

Atlas Venture Fund VII, L.P.	$143,270.00

R. Jeremy Grantham	$741,817.00

EXHIBIT A

Initial Purchasers

Name and Address	Principal Amount of Notes Purchased at the Initial Closing	Principal Amount of Notes Purchased at the Second Closing	Principal Amount of Additional Notes Purchased at the Follow-On Closing	Principal Amount of Additional Notes Purchased at the Final Closing
MPC INVESTMENT LLC 5555 Felipe Rd. Houston, TX 77050	$197,818.00	$296,727.00

General Catalyst Group IV, L.P. General Catalyst Partners 200 University Road, Suite 450 Cambridge, MA 02138 Attention: Hemant Taneja	$492,789.97	$739,185.44

GC Entrepreneurs Fund IV, L.P. General Catalyst Partners 200 University Road, Suite 450 Cambridge, MA 02138 Attention: Hemant Taneja	$13,075.03	$19,612.56

KPCB Holdings, Inc., as nominee KPCB Holdings, Inc. 2750 Sand Hill Road Menlo Park, CA 94025 Attention: John Denniston	$436,704.00	$655,055.00

with a copy to

Sayre E. Stevick, Esq. Fenwick & West LLP 801 California Street Mountain View, CA 94041

Khosla Ventures I, LP Khosla Ventures 3000 Sand Hill Road Bldg. 3, Suite 190 Menlo Park, CA 94025 Attn: Mr. Vinod Khosla	$1,068,128.00	$1,602,192.00

Flagship Ventures Fund 2004, L.P. Flagship Ventures One Memorial Drive, 7th Floor Cambridge, MA 02142 Attn: Jim Matheson	$527,981.00	$791,972.00

VPVP CleanTech Holdings 2006, L.L.C. 1001 Bayhill Drive, Suite 300 San Bruno, CA 94066	$273,495.20	$410,243.20

VantagePoint CleanTech Partners, L.P. 1001 Bayhill Drive, Suite 300 San Bruno, CA 94066	$68,373.80	$102,560.80

Atlas Venture Fund VII, L.P. Atlas Venture 890 Winter Street, Suite 320 Waltham, MA 02476	$57,308.00	$85,962.00

R. Jeremy Grantham c/o GMO 40 Rowes Wharf Boston, MA 02110	$296,727.00	$445,090.00

Total	$3,432,400.00	$5,148,600.00

EXHIBIT B

Additional Purchasers

Name and Address	Principal Amount of Notes Purchased at the Follow-On Closing	Principal Amount of Notes Purchased at the Second Closing	Principal Amount of Additional Notes Purchased at the Final Closing
Pinnacle Ventures II-A, L.P Attn: Chief Financial Officer Pinnacle Ventures, L.L.C. 130 Lytton Avenue, Suite 220 Palo Alto, CA 94301	$806.75	$1,210.12
Pinnacle Ventures II-B, L.P. Attn: Chief Financial Officer Pinnacle Ventures, L.L.C. 130 Lytton Avenue, Suite 220 Palo Alto, CA 94301	$33,880.16	$50,820.24
Pinnacle Ventures II-C, L.P. Attn: Chief Financial Officer Pinnacle Ventures, L.L.C. 130 Lytton Avenue, Suite 220 Palo Alto, CA 94301	$2,823.37	4,235.05
Pinnacle Ventures II-R, L.P. Attn: Chief Financial Officer Pinnacle Ventures, L.L.C. 130 Lytton Avenue, Suite 220 Palo Alto, CA 94301	$2,823.24	$4,234.86
Pinnacle Ventures Equity Fund I, L.P. Attn: Chief Financial Officer Pinnacle Ventures, L.L.C. 130 Lytton Avenue, Suite 220 Palo Alto, CA 94301	$47,888.84	$71,833.26
Pinnacle Ventures Equity Fund I-O, L.P. Attn: Chief Financial Officer Pinnacle Ventures, L.L.C. 130 Lytton Avenue, Suite 220 Palo Alto, CA 94301	$34,828.25	$52,242.37

Pinnacle Ventures Equity Fund I Affiliates, L.P. Attn: Chief Financial Officer Pinnacle Ventures, L.L.C. 130 Lytton Avenue, Suite 220 Palo Alto, CA 94301	$4,353.53	$6,530.30
Dean W. Rybeck 262 Tryon Street South Glastonbury, CT 06073	$15,816.20	$23,724.31

Barbara D. Rybeck 562 Baldwin Ave., #17 Meriden, CT 06450	$6,722.23	$10,083.35

David Noda and Kay M. Nishiyama (as joint tenants with right of survivorship) 175 East 96th Street, Apt. 10N New York, NY 10128	$4,152.67	$6,229.00

Susan Williams 96 Center of Town Road Plainfield, NH 03781	$711.51	$1,067.26

General Motors Corporation Attn: A. Mistry 300 Renaissance Center Detroit, MI 48265	$98,943.88	$148,415.83

Malaysian Life Sciences Capital Fund Attn: Roger Wyse No. 36-01, Level 36 Mendra Dion 27, Jalan Sultan Ismail 50250 Kuala Lumpur	$39,577.55	$59,366.33
Piper Jaffray & Co. Attn: Thomas P. Schnettler 800 Nicollet Mall Minneapolis, MN 55402	$39,577.55	$59,366.33
Eric Lemelson c/o Lemelson Vineyards 12020 NE Stag Hollow Road Carlton, OR 97111	$29,683.17	$44,524.75

CRM Holdings, LLC Attn: Dr. Ladisch 1014 Kingswood Road West Lafayette, IN 47906	$28,683.28	$43,024.92
Bruce A. Jamerson c/o Mascoma Corporation 67 Etna Road, Suite 300 Lebanon, NH 03766	$21,965.61	$32,948.41
Bluestem Growth & Income Fund III, LLC Attn: Tyler Stowater 122 S. Phillips Avenue Suite 300 Sioux Falls, SD 57104	$19,788.78	$29,683.17
Bluestem Select Opportunities Fund, LLC Attn: Tyler Stowater 122 S. Phillips Avenue Suite 300 Sioux Falls, SD 57104	$19,788.78	$29,683.17
Fagen, Inc. Attn: Ron Fagen 501 W. Highway 212 PO Box 159 Granite Falls, MN 56241	$19,788.78	$29,683.17
STACK, LLC 5400 W. 86th Street Indianapolis, IN 46268 Attn: Fred Fehsenfeld, Jr.	$19,788.78	$29,683.17
Purdue Research Foundation Attn: Simran Trana 3000 Kent Avenue West Lafayette, IN 47906	$9,679.09	$14,518.63
Bowen Bio-Energy, LLC Attn: Bob Bowen c/o Bowen Engineering Corp. 10315 Allisonville Road Fishers, IN 46038	$42,493.63	$63,740.44

Bowen Engineering Corporation Attn: Doug Bowen 10315 Allisonville Road Fishers, IN 46038	$6,114.95	$9,172.43

Brian J. Stater 11465 Hanbury Manor Boulevard Noblesville, IN 46060	$5,311.50	$7,967.25

Terry L. Bowen 8239 Clearwater Point Indianapolis, IN 46240	$2,801.33	$4,202.00

Lowe’s Ltd., L.P. c/o Bose McKinney & Evans, LP 2700 First Indiana Plaza 135 North Pennsylvania Street Indianapolis, IN 46204	$2,800.06	$4,200.10
Robert L. Bowen 8239 Clearwater Point Indianapolis, IN 46240	$2,796.01	$4,194.02

Roch Enterprises, L.P. Attn: Dr. Marshall Roch 2006 East Robinwood Drive Muncie, IN 47304	$2,360.72	$3,541.08
Bradley D. Spindler 12414 Hurlock Drive Fishers, IN 46037	$663.89	$995.83

David Mann c/o Springmill Ventures 11611 N. Meridian Street, Suite 310 Carmel, IN 46032	$132.73	$199.09

Larry Hannah P.O. Box 554 Boca Grande, FL 33921	$53.19	$79.79

Total	$567,600.01	$851,400.03

EXHIBIT C

Form of Subordinated Convertible Promissory Note

THIS PROMISSORY NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF APPLICABLE STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION UNDER SUCH LAWS OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENT. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ALL APPLICABLE STATE SECURITIES LAWS.

THIS PROMISSORY NOTE IS SUBJECT TO THAT CERTAIN SUBORDINATION AGREEMENT AMONG THE LENDER (AS DEFINED BELOW) AND PINNACLE VENTURES L.L.C.

SUBORDINATED CONVERTIBLE PROMISSORY NOTE

$ [ ]	April , 2010

Subject to the terms and conditions of this Note, for value received, Mascoma Corporation, a Delaware corporation (the “Borrower”), hereby promises to pay to [        ] (the “Lender”), the principal sum of [                    ] ($[        ]) (the “Principal Amount”), together with interest thereon accruing on and from the date hereof until the entire Balance is paid (or converted, as provided in Section 6 hereof), at an annual rate equal to five percent (5%). Interest shall be calculated based on a 365-day year, compounded annually, but in no event shall the rate of interest exceed the maximum rate, if any, allowable under applicable law. “Balance” means, at the applicable time, the sum of all then outstanding principal of this Note, all then accrued but unpaid interest and all other amounts then accrued but unpaid under this Note.

This subordinated convertible promissory note (the “Note”) is issued by the Borrower pursuant to that certain Subordinated Convertible Note Purchase Agreement dated as of the date hereof (the “Purchase Agreement”), entered into among the Borrower and the other parties thereto (the “Purchasers”), and is subject to, and Borrower and Lender shall be bound by, all the terms, conditions and provisions of the Purchase Agreement. This Note, and the other notes issued pursuant to the Purchase Agreement, are sometimes hereinafter referred to as the “Notes”. This Note is subordinated to indebtedness of the Borrower owed to Pinnacle Ventures L.L.C. (“Pinnacle”) pursuant to that certain Loan and Security Agreement, dated as of February 5, 2008, as amended to date (the “Pinnacle Agreement”), and any subsequent debt that the Borrower obtains from Pinnacle, or another senior lender in lieu of Pinnacle, whether through an amendment to the Pinnacle Agreement or entry into a new agreement, in addition to any amounts owed by Borrower to Citibank under that standby letter of credit (the “Senior Debt”). Capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Purchase Agreement.

The following is a statement of the rights of Lender and the terms and conditions to which this Note is subject and to which the Lender, by acceptance of this Note, agrees:

1. Payment. If this Note has not been previously converted (as provided in Section 6 hereof), then at any time on or after September 30, 2010, provided that all Senior Debt has been repaid as of such date, the Requisite Purchasers shall have the right to require the Borrower to repay the Balance of all of the Notes then outstanding. The date on which the Balance of all of the Notes is repaid is referred to herein as the “Repayment Date.” Unless the indebtedness outstanding under this Note is converted in accordance with Section 6 hereof, all payments on account of principal and interest shall be made in lawful money of the United States of America at the principal office of the Lender, or such other place as the holder hereof may from time to time designate in writing to the Borrower.

2. No Prepayment. Except with regard to conversion of this Note under Section 6, Borrower may not prepay this Note without the written consent of the Requisite Purchasers.

3. Notes Pari Passu; Application of Payments. Each of the Notes shall rank equally without preference or priority of any kind over one another, and all payments and recoveries payable on account of principal and interest on the Notes shall be paid and applied ratably and proportionately on the Balances of all outstanding Notes on the basis of their original principal amount. Subject to the foregoing provisions, all payments will be applied first to the repayment of accrued fees and expenses under this Note, then to accrued interest until all then outstanding accrued interest has been paid in full, and then to the repayment of principal until all principal has been paid in full. If after all applications of such payments have been made as provided in this paragraph, then the remaining amount of such payments that are in either case in excess of the aggregate Balance of all outstanding Notes shall be returned to Borrower.

4. Transfer and Exchange. The holder of this Note may, prior to the Repayment Date or the conversion in full of such Note in accordance with Section 6, surrender such Note at the principal office of the Borrower for transfer or exchange. Within a reasonable time after notice to the Borrower from such holder of its intention to make such exchange and without expense to such holder, except for any transfer or similar tax which may be imposed on the transfer or exchange, the Borrower shall issue in exchange therefor another note or notes for the same aggregate principal amount as the unpaid principal amount of the Note so surrendered, having the same maturity and rate of interest, containing the same provisions and subject to the same terms and conditions as the Note so surrendered. Each new Note shall be made payable to such person or persons, or transferees, as the holder of such surrendered Note may designate, and such transfer or exchange shall be made in such a manner that no gain or loss of principal or interest shall result therefrom. The Borrower may elect not to permit a transfer of the Note if it has not obtained satisfactory assurance that such transfer: (a) is exempt from the registration requirements of, or covered by an effective registration statement under, the Securities Act of 1933, as amended, and the rules and regulations thereunder and (b) is in compliance with all

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applicable state securities laws, including without limitation receipt of an opinion of counsel, which opinion shall be satisfactory to the Borrower.

5. New Note. Upon receipt of evidence reasonably satisfactory to the Borrower of the loss, theft, destruction or mutilation of the Note, the Borrower will issue a new Note, of like tenor and amount and dated the date to which interest has been paid, in lieu of such lost, stolen, destroyed or mutilated Note, and in such event the Lender agrees to indemnify and hold harmless the Borrower in respect of any such lost, stolen, destroyed or mutilated Note.

6. Conversion of Note. If the Borrower has not paid the entire Balance prior to the occurrence of such event, then the Balance then outstanding under this Note shall be automatically converted into equity securities of the Company upon the first to occur of (i) a Qualified Financing Closing (as defined below) and (ii) a Merger or Asset Transfer (as such terms are defined in the Company’s Restated Certificate, as may be amended from time to time (a Merger or Asset Transfer, collectively an “Acquisition”), as more fully described below.

(a) Conversion of Note upon a Qualified Financing. If a Qualified Financing Closing occurs prior to an Acquisition and the Borrower has not paid the entire Balance at the time of the Qualified Financing Closing, then at the Qualified Financing Closing, the entire Balance then outstanding under this Note shall be automatically converted into that number of shares of the security sold by the Borrower in the Qualified Financing (as defined below) as is equal to the Conversion Amount (as defined below) divided by the Qualified Financing Purchase Price (as defined below). Borrower shall deliver to Lender notice of the Qualified Financing as soon as practicable, but in any event no fewer than five (5) days prior to the scheduled closing date of the Qualified Financing, notifying the Lender of the conversion to be effected, including specifying (i) the Conversion Amount (calculated as of the Conversion Date), (ii) the Qualified Financing Purchase Price and (iii) the Conversion Date (as defined below).

(i) Qualified Financing Defined. For purposes of this Note, the term Qualified Financing shall mean the Borrower’s sale of its equity securities (the “New Equity Securities”) in a single transaction or in a series of related transactions in each case occurring after the date hereof and approved by the Borrower’s Board of Directors and the applicable stockholders of the Borrower, in which Borrower receives aggregate gross proceeds of at least $5,000,000 (excluding all amounts payable under the Notes). For purposes of this Note, “Qualified Financing Closing” means the closing of the Qualified Financing.

(ii) Qualified Financing Purchase Price Defined. For purposes of this Note, the term Qualified Financing Purchase Price shall mean an amount equal to the lowest per share purchase price at which shares of the New Equity Securities are or have been sold in the Qualified Financing as of the date of the conversion of this Note into such New Equity Securities.

(iii) Conversion Amount Defined. For purposes of this Note, the term Conversion Amount shall mean the sum of all unpaid principal and accrued

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interest outstanding under this Note as of the Qualified Financing Closing or consummation of an Acquisition, as applicable.

(iv) Conversion Date Defined. For purposes of this Note, the term Conversion Date shall mean the Qualified Financing Closing or the date of the consummation of an Acquisition, as applicable.

(b) Conversion of Note upon an Acquisition. If an Acquisition occurs before a Qualified Financing Closing, and the Borrower has not paid the entire Balance at the time of the consummation of the Acquisition, then immediately prior to the Acquisition, the entire Balance then outstanding under this Note shall be automatically converted into that number of shares of the Company’s Series D Preferred Stock (the “Series D Preferred Stock,” and together with the New Equity Securities, the “Equity Securities”), as is equal to the Conversion Amount (as defined below) divided by $1.00 per share. Borrower shall deliver to Lender notice of the Acquisition as soon as practicable, but in any event no fewer than five (5) days prior to the Conversion Date, notifying the Lender of the conversion to be effected, including specifying (i) the Conversion Amount (calculated as of the Conversion Date), and (ii) the Conversion Date.

(c) Termination of Rights. Except for the rights to obtain certificates representing Equity Securities set forth in Section 6(d) below, all rights with respect to this Note shall terminate upon the effective conversion or repayment of the entire Balance of the Note, whether or not this Note has been surrendered to Borrower for cancellation.

(d) Delivery of Stock Certificates; No Fractional Shares. Subject to Section 6(c) above, as promptly as practicable after any conversion of this Note, Borrower at its expense will issue and deliver to Lender a certificate or certificates evidencing the number of full Equity Securities as are issuable to Lender in connection with a conversion under this Section 6. No fractional shares of any Equity Securities will be issued in connection with any conversion hereunder. In lieu of fractional shares which would otherwise be issuable, Borrower shall pay cash equal to the product of such fraction multiplied the price per share of the Equity Securities issuable to Lender upon such conversion.

7. Covenants. For so long as the Borrower shall have any amounts outstanding under any of the Notes, unless otherwise consented to in advance by the Requisite Purchasers:

(a) Limitations on Certain Indebtedness. While any amounts owned under this Note are outstanding, the Borrower will not itself, and will not permit any subsidiary to, create, assume, incur or in any manner become liable in respect of any Indebtedness (as defined below) other than Senior Debt. For purposes of this Agreement, Indebtedness shall mean and include the aggregate amount of, without duplication (i) all obligations for borrowed money, (ii) all obligations evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations to pay the deferred purchase price of property or services (other than accounts payable incurred in the ordinary course of business determined in accordance with generally accepted accounting principles), (iv) all obligations under capital leases, (v) all obligations or

4

liabilities of others secured by a lien on any assets, whether or not such obligation or liability is assumed, (vi) all guaranties of the obligations of another individual or entity, (vii) all obligations created or arising under any conditional sale or other title retention agreement with respect to property acquired (even if the rights and remedies of the seller or lender under such agreement upon an event of default are limited to repossession or sale of such property), (viii) net exposure under any interest rate swap, currency swap, forward, cap, floor or other similar contract that is not entered to in connection with a bona fide hedging operation that provides offsetting benefits, which agreements shall be marked to market on a current basis, and (ix) all reimbursement and other payment obligations, contingent or otherwise, in respect of letters of credit.

(b) Limitations on Liens. The Borrower will not itself, and will not permit any subsidiary to, create, assume or suffer to exist any Lien (as defined below) upon all or any part of its property of any character, whether owned at the date hereof or thereafter acquired, except for any Liens created with respect to the Senior Debt. For purposes of this Agreement, Lien shall mean with respect to any property, any security interest, mortgage, pledge, lien, claim, charge or other encumbrance in, of, or on such property or the income therefrom, including, without limitation, the interest of a vendor or lessor under a conditional sale agreement, capital lease or other title retention agreement, or any agreement to provide any of the foregoing, and the filing of any financing statement or similar instrument.

(c) No Acquisition. The Borrower shall not consummate an Acquisition.

8. Events of Default. Each of the following shall constitute an “Event of Default” hereunder:

(a) The Borrower shall fail to pay any principal, interest or other amount payable hereunder on the applicable due date and such failure continues for five (5) days;

(b) The Borrower shall (1) voluntarily terminate operations or apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of the Borrower or of all or a substantial part of the assets of the Borrower, (2) admit in writing its inability, to pay debts as the debts become due, (3) make a general assignment for the benefit of its creditors, (4) commence a voluntary case under the Federal Bankruptcy Code (as now or hereafter in effect), (5) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, (6) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Federal Bankruptcy Code or applicable state bankruptcy laws or (7) take any corporate action for the purpose of effecting any of the foregoing;

(c) Without the Borrower’s application, approval or consent, a proceeding shall be commenced, in any court of competent jurisdiction, seeking in respect of the Borrower: the liquidation, reorganization, dissolution, winding-up, or composition or readjustment of debt, the appointment of a trustee, receiver, liquidator or the like relief in respect of the Borrower or all or any substantial part of the assets of the Borrower, or

5

other like relief in respect of the Borrower under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts; and, if the proceeding is being contested in good faith by the Borrower, the same shall continue undismissed, or unstayed and in effect for any period of 90 consecutive days, or an order for relief against the Borrower shall be entered in any case under the Federal Bankruptcy Code or applicable bankruptcy laws;

(d) The Borrower shall violate any of the covenants contained in Section 7 of this Note, or be in default under, any material agreement, instrument or other document relating to any indebtedness for money borrowed, including without limitation, any of the other Notes and such default persists beyond any applicable cure period; or

(e) The Borrower’s representations and warranties contained in the Purchase Agreement shall prove to have not been true in any material respect when made.

If an Event of Default shall occur pursuant to Sections 8(a), 8(d) and 8(e), then, at any time thereafter while such Event of Default is continuing, the Requisite Purchasers may by sending written notice to the Borrower (the “Default Notice”) declare the entire unpaid principal amount of this Note, together with all accrued and unpaid interest thereon, to be due and payable immediately. If an Event of Default shall occur pursuant to Sections 8(b) and 8(c), then the entire unpaid principal amount of this Note, together with all accrued and unpaid interest thereon shall be due and payable immediately.

9. Senior Debt Notwithstanding anything herein to the contrary, Lender hereby agrees that Borrower’s failure to pay any amounts or otherwise comply with any terms or provisions of this Note as a result of its obligations under the Senior Debt shall not constitute a default or an Event of Default under this Note.

10. Governing Law. This Note shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of Delaware without regard to its principles of conflicts of laws.

11. Collection Expenses. The Borrower further agrees, subject only to any limitation imposed by applicable law, to pay all expenses, including reasonable attorneys’ fees, incurred by the holder of this Note in endeavoring to collect any amounts payable hereunder which are not paid when due.

12. Amendment. Any provision of this Note, except for the principal amount of this Note and the interest rate in connection therewith, may be amended or waived with the written consent of Borrower and the Requisite Purchasers.

13. Waiver. Borrower hereby waives presentment, protest, demand for payment, notice of dishonor, and any and all other notices or demands in connection with the deliver, acceptance, performance, default, or enforcement of this Note.

14. Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

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15. Addresses for Notices, etc. Any notice required or permitted hereunder shall be given in writing and shall be conclusively deemed effectively given upon personal delivery or delivery by courier, or on the first business day after transmission if sent by confirmed facsimile transmission, or four (4) business days after deposit in the United States mail, by registered or certified mail, postage prepaid, addressed (i) if to Borrower, as set forth below the Borrower’s name on the signature page of this Note, and (ii) if to Lender, at Lender’s address as set forth below Lender’s name on the signature page of this Note, or at such other address as the Borrower or Lender may designate by advance written notice to the other parties hereto. For purposes of this Section 15, a “business day” means a weekday on which banks are open for general banking business in New York City, New York.

16. Headings; Interpretation. In this Note, (i) the meaning of defined terms shall be equally applicable to both the singular and plural forms of the terms defined; (ii) the captions and headings are used only for convenience and are not to be considered in construing or interpreting this Note and (iii) the words “including,” “includes” and “include” shall be deemed to be followed by the words “without limitation”. All references in this Note to sections, paragraphs, exhibits and schedules shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits and schedules attached hereto, all of which exhibits and schedules are incorporated herein by this reference.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed by its duly authorized officers as of the date first above written.

BORROWER:

MASCOMA CORPORATION

By:
Name:
Title:

Acknowledged and agreed by Lender:

[ ]

By:
Name:
Title:

Address:

EXHIBIT D

Seventh Amended and Restated Certificate of Incorporation

Delaware	PAGE 1
The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE RESTATED CERTIFICATE OF “MASCOMA CORPORATION”, FILED IN THIS OFFICE ON THE SIXTH DAY OF APRIL, A.D. 2010, AT 8:08 O’CLOCK P.M.

A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.

	/s/ Jeffrey W. Bullock
	Jeffrey W. Bullock, Secretary of State
4035312 8100	AUTHENTICATION:	7915348
100356875	DATE:	04-06-10
You may verify this certificate online at corp.delaware.gov/authver.shtml

State of Delaware Secretary of State Division of Corporations Delivered 08:08 PM 04/06/2010 FILED 08:08 PM 04/06/2010 SRV 100356875 - 4035312 FILE

SEVENTH AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

MASCOMA CORPORATION

(Pursuant to Sections 242 and 245 of the

General Corporation Law of the State of Delaware)

Mascoma Corporation, a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”),

DOES HEREBY CERTIFY:

1. That the name of this corporation is Mascoma Corporation, and that this corporation was originally incorporated pursuant to the General Corporation Law on October 14, 2005.

2. That the Board of Directors duly adopted resolutions proposing to amend and restate the Sixth Amended and Restated Certificate of Incorporation of this corporation, declaring said amendment and restatement to be advisable and in the best interests of this corporation and its stockholders, and authorizing the appropriate officers of this corporation to solicit the consent of the stockholders therefor, which resolution setting forth the proposed amendment and restatement is as follows:

RESOLVED, that the Sixth Amended and Restated Certificate of Incorporation of this corporation be amended and restated in its entirety to read as follows:

FIRST: The name of the corporation (the “Corporation”) is Mascoma Corporation.

SECOND: The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, Wilmington, Delaware, 19801, County of New Castle, and the name of its registered agent at such address is The Corporation Trust Company.

THIRD: The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law.

FOURTH: The total number of shares of all classes of capital stock that the Corporation shall have authority to issue is (i) 45,432,812 shares of Common Stock, $.001 par value per share (“Common Stock”), and (ii) 42,509,991 shares of Preferred Stock, $.001 par value per share (“Preferred Stock”), of which: (A) 5,000,000 of such shares of Preferred Stock are designated as shares of Series A Preferred Stock (the “Series A Preferred”), (B) 5,162,500 of such shares of

Preferred Stock are designated as shares of Series A1 Preferred Stock (the “Series A1 Preferred”), (C) 11,503,746 of such shares of Preferred Stock are designated as shares of Series B Preferred Stock (the “Series B Preferred”), (D) 10,843,745 of such shares of Preferred Stock are designated as shares of Series C Preferred Stock (the “Series C Preferred”), and (E) 10,000,000 of such shares of Preferred Stock are designated as shares of Series D Preferred Stock (the “Series D Preferred”) each with the rights and preferences set forth below.

The term “Preferred Stock” as used herein without reference to the Series A Preferred, the Series A1 Preferred, the Series B Preferred the Series C Preferred or the Series D Preferred shall mean the Series A Preferred, the Series A1 Preferred, the Series B Preferred, the Series C Preferred and the Series D Preferred share for share alike and without distinction as to series, except as otherwise expressly provided.

The following is a statement of the designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of the Corporation.

A.	COMMON STOCK

1. Voting Rights. Subject to the rights and preferences of any Junior Preferred (as defined herein) outstanding, the holders of Common Stock shall be entitled to one vote for each share held with respect to all matters voted on by the shareholders of the Corporation.

2. Dividends. Subject to the rights and preferences of any Preferred Stock outstanding, dividends may be paid on the Common Stock out of funds legally available therefor as and when declared by the Board of Directors of the Corporation (the “Board of Directors”).

3. Liquidation Rights. Subject to the prior and superior right of any Preferred Stock outstanding, upon any voluntary or involuntary liquidation, dissolution or winding-up of the affairs of the Corporation, the holders of Common Stock shall be entitled to receive distributions as provided in Article FOURTH, Part B below.

4. Relative Rights of Preferred Stock and Common Stock. All preferences, voting powers, relative, participating, optional or other special rights and privileges, and qualifications, limitations or restrictions, of the Common Stock are expressly made subject and subordinate to those that may be fixed with respect to any shares of Preferred Stock.

5. Increase/Decrease of Common Stock. Notwithstanding the provisions of Section 242(b)(2) of the Delaware General Corporation Law, the number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares then outstanding) by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Corporation, voting as a single class, with each such share being entitled to such number of votes per share as is provided in this Article FOURTH.

B.	PREFERRED STOCK

1. Dividends. The holders of shares of the Series A Preferred, the Series A1 Preferred, the Series B Preferred, the Series C Preferred and the Series D Preferred shall be

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entitled to receive non-cumulative dividends in preference to holders of Common Stock, if and when declared by the Board of Directors from funds that are legally available therefore, on a pari passu basis in proportion to the preferential amount each such holder is entitled to receive, at the rate of $.064 per share per annum for the Series A Preferred, $.08 per share per annum for the Series A1 Preferred, $.2136 per share per annum for the Series B Preferred, $.512 per share per annum for the Series C Preferred, and $.08 per share per annum for the Series D Preferred (which amounts shall be subject to equitable adjustment whenever there shall occur a stock split, stock dividend, distribution, combination of shares, reclassification of shares, recapitalization or other similar event). The Corporation shall not declare, pay or set aside any dividends on any other shares of capital stock of the Corporation (other than dividends on shares of Common Stock payable in shares of Common Stock) unless the holders of the Series A Preferred, the Series A1 Preferred, the Series B Preferred, the Series C Preferred and the Series D Preferred then outstanding shall first receive a dividend on each outstanding share of the Series A Preferred, the Series A1 Preferred, the Series B Preferred, the Series C Preferred and the Series D Preferred in an amount at least equal to the amount described in the preceding sentence. The holders of Series A Preferred, Series A1 Preferred, Series B Preferred and Series C Preferred shall be entitled to participate pro rata on an as-converted-basis on any dividends paid to the holders of Common Stock.

2. Liquidation.

(a) Payments to Holders of Series D Preferred. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of shares of Series D Preferred then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders before any payment shall be made to the holders of Series A Preferred, Series A1 Preferred, Series B Preferred, Series C Preferred (collectively, the “Junior Preferred”) and Common Stock by reason of their ownership thereof, an amount per share equal to the sum of (A) five (5) times the Series D Original Issue Price (as defined below), plus (B) any dividends declared but unpaid thereon (the amount payable pursuant to this sentence is hereinafter referred to as the “Series D Liquidation Amount”). If upon any such liquidation, dissolution or winding up of the Corporation, the assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of shares of Series D Preferred the full amount to which they shall be entitled under this section, the holders of shares of Series D Preferred shall share ratably in any distribution of the assets available for distribution in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full. “Series D Original Issue Price” means $1.00 per share (which amount shall be subject to equitable adjustment whenever there shall occur a stock split, stock dividend, distribution, combination of shares, reclassification of shares, recapitalization or other similar event).

(b) Payment to Junior Preferred Stock Upon Liquidation. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment in full of the Series D Liquidation Amount to the holders of Series D Preferred, the holders of each share of Junior Preferred shall be entitled to receive an amount, such amount to be paid out of the remaining assets of the Corporation available for distribution, per share equal to the greater of (i) the Original Junior Preferred Issue Price (as defined below) plus all dividends

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declared but unpaid thereon or (ii) if, immediately prior to such liquidation, dissolution or winding up, the holders of such shares would be entitled to convert such shares into shares of Common Stock pursuant to Section 3, the amount per share such holders would have received had such holders converted their shares of Junior Preferred into shares of Common Stock pursuant to Section 3 immediately prior to such liquidation, dissolution or winding up. The “Original Junior Preferred Issue Price” means the original purchase price per share for each share of Series A Preferred, Series A1 Preferred, Series B Preferred, and Series C Preferred as follows: $0.80 per share with respect to the Series A Preferred, $ 1.00 per share with respect to the Series A1 Preferred, $2.67 per share with respect to the Series B Preferred, and $6.40 per share with respect to the Series C Preferred (which amounts shall be subject to equitable adjustment whenever there shall occur a stock split, stock dividend, distribution, combination of shares, reclassification of shares, recapitalization or other similar event). “Original Issue Price” means the applicable Original Junior Preferred Issue Price or the Series D Original Issue Price, as applicable.

If the assets of the Corporation shall be insufficient to permit the payment in full to the holders of Junior Preferred all amounts distributable to them under this Section 2(b), then the remaining assets of the Corporation available for such distribution shall be distributed ratably among the holders of Junior Preferred on a pari passu basis in proportion to the full preferential amount each such holder is otherwise entitled to receive.

After such payments shall have been made in full to the holders of the Preferred Stock or funds necessary for such payments shall have been set aside by the Corporation in trust for the account of holders of Preferred Stock so as to be available for such payments, the remaining assets available for distribution shall be distributed among the holders of the Common Stock ratably in proportion to the number of shares of Common Stock held by them.

Upon conversion of shares of Junior Preferred into shares of Common Stock pursuant to Section 3, the holder of such Common Stock shall not be entitled to any preferential payment or distribution in case of any liquidation, dissolution or winding up of the Corporation, but shall share ratably in any distribution of the assets of the Corporation to all the holders of Common stock.

(c) Distributions Other than Cash. Whenever the distribution provided for in this Section 2 shall be payable in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good faith by the Board of Directors.

(d) Merger as Liquidation etc. The (i) consolidation or merger of the Corporation with or into any other corporation or other entity or person, or any other corporate reorganization, other than any consolidation, merger or reorganization in which the stockholders of the Corporation immediately prior to such consolidation, merger or reorganization, continue to hold at least a majority of the voting power of the surviving entity in substantially the same proportions immediately after such consolidation, merger or reorganization (or, if the surviving entity is a wholly owned subsidiary, a consolidation or merger with its parent) or any transaction or series of related transactions to which the Corporation is a party in which in excess of fifty percent (50%) of the Corporation’s voting power is transferred (a “Merger” provided that a Merger shall not include any transaction or series of transactions principally for bona fide equity

4

financing purposes in which cash is received by the Corporation or any successor or indebtedness of the Corporation is cancelled or converted or a combination thereof); or (ii) sale, lease, exclusive license or other disposition of all or substantially all of the assets of the Corporation (unless such sale, lease, license or disposition is to a corporation or other entity the equity ownership of which reflects a change of fifty percent (50%) or less in voting power from the percentage voting power of the shareholders of the Corporation before such transaction) (an “Asset Transfer”), shall be a Deemed Liquidation Event, dissolution or winding up of the Corporation for purposes of this Section 2 unless (A) the holders of at least sixty-six and two- thirds percent (66 2/3%) of the then outstanding shares of Junior Preferred (voting as a single class on an as converted basis) and (B) the holders of at least sixty-six and two-thirds percent (66 2/3%) of the then outstanding shares of Series D Preferred (voting together as a separate class) elect to the contrary by giving written notice thereof to the Corporation at least three days before the effective date of such event. If such notice is given, the provisions of Section 3(h) shall apply. The amount deemed distributed to the holders of Preferred Stock upon any such merger or consolidation shall be the cash or the value of the property, rights or securities distributed to such holders by the acquiring person, firm or other entity. The value of such property, rights or other securities shall be determined in good faith by the Board of Directors.

(e) Notice and Opportunity to Exercise Conversion Rights. Notwithstanding anything to the contrary that may be inferred from the provisions of this Section 2, each holder of shares of Junior Preferred shall be entitled to receive notice from the Corporation pursuant to Section 6(b) hereof of any proposed liquidation, dissolution or winding up of the Corporation at least 20 days prior to date on which any such liquidation, dissolution or winding up of the Corporation is scheduled to occur and, at any time prior to any such liquidation, dissolution or winding up of the Corporation, to convert any or all of such holder’s shares of Junior Preferred into shares of Common Stock pursuant to Section 3 hereof.

3. Conversion. The holders of the Junior Preferred shall have conversion rights as follows (the “Conversion Rights”):

(a) Right to Convert; Conversion Prices. Each share of Junior Preferred shall be convertible, without the payment of any additional consideration by the holder thereof and at the option of the holder thereof, at any time after the date of issuance of such share, at the office of the Corporation or any transfer agent for such Junior Preferred, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Original Junior Preferred Issue Price of such share by the Conversion Price (as defined below) for such share, determined as hereinafter provided, in effect at the time of conversion. The “Conversion Price” shall mean, with respect to any share of Junior Preferred, the price at which shares of Common Stock shall be deliverable upon conversion without the payment of any additional consideration by the holder of such share. The Conversion Price of a share of Junior Preferred shall initially be the Original Junior Preferred Issue Price of such share. The initial Conversion Price shall be subject to adjustment, in order to adjust the number of shares of Common Stock into which the Junior Preferred is convertible, as hereinafter provided.

(b) Termination of Conversion Rights. In the event of a notice of redemption of any shares of Junior Preferred pursuant to Section 4, the Conversion Rights of such shares designated for redemption pursuant to Section 3(a) shall terminate at the close of business on the

5

last full day preceding the date fixed for redemption, unless the Redemption Price (as defined herein) is not fully paid on such Redemption Date (as defined herein), in which case the Conversion Rights for such shares shall continue until such price is paid in full. In the event of a liquidation, dissolution or winding up of the Corporation or a Deemed Liquidation Event, the Conversion Rights shall terminate at the close of business on the last full day preceding the date fixed for the payment of any such amounts distributable on such event to the holders of Junior Preferred, unless such payments are not fully paid on such day, in which case the Conversion Rights for such shares shall continue until such payment is paid in full.

(c) Automatic Conversion. Each share of Junior Preferred shall automatically be converted into shares of Common Stock at the then effective Conversion Price upon (i) the written election of holders of sixty-six and two-thirds percent (66 2/3%) of the Junior Preferred then outstanding, voting as a single class on an as converted basis (an “Automatic Conversion Election”) or (ii) the closing of a public offering, underwritten by an investment banking firm approved by the holders of sixty-six and two-thirds percent (66 2/3%) of the shares of Junior Preferred then outstanding, voting as a single class, pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Corporation to the public for a total offering of at least $20,000,000 (a “Qualifying Initial Public Offering”). In the event of a Qualifying Initial Public Offering, the person(s) entitled to receive the Common Stock issuable upon such conversion of the Junior Preferred shall not be deemed to have converted their Junior Preferred until the closing of the Qualifying Initial Public Offering.

Upon the effective date of an Automatic Conversion Election or the closing of the Qualifying Initial Public Offering, all shares of Junior Preferred shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent; provided, however, that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless certificates evidencing such shares of Junior Preferred being converted are either delivered to the Corporation or its transfer agent, or the holder of such shares notifies the Corporation or any transfer agent that such certificates have been lost, stolen, or destroyed and executes an agreement reasonably satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection therewith. Upon the automatic conversion of the Junior Preferred, the holders of such Junior Preferred shall surrender the certificates representing such shares at the office of the Corporation or of its transfer agent. Thereupon, there shall be issued and delivered to such holder, promptly at such office and in his name as shown on such surrendered certificate or certificates, a certificate or certificates for the number of shares of Common Stock into which the shares of the Junior Preferred surrendered were convertible on the date on which such automatic conversion occurred. No fractional shares of Common Stock shall be issued upon conversion of the Junior Preferred. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then effective Conversion Price.

(d) Mechanics of Conversion. Before any holder of Junior Preferred shall be entitled to convert the same into full shares of Common Stock, such holder shall surrender the certificate or certificates therefor, duly endorsed for transfer or with duly executed stock transfer

6

powers sufficient to permit transfer attached, at the office of the Corporation or of any transfer agent for the Junior Preferred (or such holder shall notify the Corporation or any transfer agent that such certificates have been lost, stolen or destroyed and shall execute an agreement reasonably satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection therewith), and shall give written notice to the Corporation at such office that such holder elects to convert the same and shall state therein such holder’s name or the name or names of such holder’s nominees in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. No fractional shares of Common Stock shall be issued upon conversion of the Junior Preferred. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then effective Conversion Price. The Corporation shall promptly pay in cash or, to the extent sufficient funds are not then legally available therefor, in Common Stock (at the Common Stock’s fair market value determined by the Board of Directors as of the date of such conversion), any declared and unpaid dividends on the shares of Junior Preferred being converted. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Junior Preferred, or to such holder’s nominee or nominees, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid, together with cash in lieu of any fraction of a share. Except as set forth in the second paragraph of Section 3(c), such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the certificates for the shares of Junior Preferred to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

(e) Adjustments to Conversion Price for Diluting Issues.

(i) Special Definitions. For purposes of this Section 3(e), the following definitions shall apply.

(1) “Option” shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities.

(2) “Original Junior Preferred Issue Date” shall mean the first date on which a share of Junior Preferred was issued.

(3) “Convertible Securities” shall mean any evidences of indebtedness, shares (other than shares of Common Stock and Junior Preferred) or other securities directly or indirectly convertible into or exchangeable for Common Stock.

(4) “Additional Shares of Common Stock” shall mean all shares of Common Stock issued (or, pursuant to Section 3(e)(iii), deemed to be issued) by the Corporation after the Original Junior Preferred Issue Date, other than:

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(A) shares of Common Stock issued or issuable upon conversion of shares of Junior Preferred;

(B) up to (i) 162,500 shares of Series A1 Preferred, (ii) 262,173 shares of Series B Preferred, and (iii) 109,375 shares of Series C Preferred, in each case issued for the Original Junior Preferred Issue Price of such shares upon exercise or conversion of one or more warrants issued to a lender in connection with a loan to the Corporation;

(C) up to 9,500,000 shares of Common Stock issued or issuable to officers, employees or directors of, or consultants to, the Corporation pursuant to either (i) a stock purchase or option plan or other employee stock bonus arrangement in existence prior to the Original Issue Date or (ii) any stock purchase or option plan adopted by the Corporation after the Original Issue Date that in each case is approved by the affirmative vote of a majority of the Board of Directors, which vote must include at least two directors designated by the holders of the Junior Preferred, one of whom shall be the director which General Catalyst Partners shall have designated (a “Majority of the Directors”) (collectively with the plans or arrangements identified in subclause (i), the “Plans” and each individually a “Plan”); provided, however, that the number of shares referred to in this clause may be adjusted pursuant to provisions for adjustment in case of stock split, stock dividend, distribution, combination, reclassification, recapitalization or other similar event contained in any such Plan; and provided further that such number of shares may be adjusted upward by the affirmative vote of the a Majority of the Directors;

(D) shares of Common Stock issued or issuable upon exercise of options or convertible securities issued in connection with bona fide acquisitions, mergers or similar transactions, the terms of which are approved by an affirmative vote of a Majority of the Directors;

(E) shares of Common Stock and shares of Common Stock issuable upon exercise of Options or Convertible Securities issued to banks, equipment lessors, venture debt lenders or other financial institutions pursuant to a debt financing or equipment leasing transaction approved by an affirmative vote of a Majority of the Directors;

(F) shares of Common Stock issued to Dartmouth College in connection with a licensing agreement approved by a majority of the Board of Directors;

(G) shares of Common Stock issued to Advanced Bioconversion Technologies, Inc. in connection with an asset purchase agreement approved by a majority of the Board of Directors;

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(H) shares of Common Stock issued to the University of Stellenbosch, or an affiliated entity thereof, in connection with a licensing agreement approved by a majority of the Board of Directors;

(I) shares of Common Stock issued in connection with a licensing agreement approved by an affirmative vote of a Majority of the Directors;

(J) shares of Common Stock issued or issuable, directly or indirectly, upon conversion of the Notes (as defined in that certain Subordinated Convertible Note Purchase Agreement, dated as of April 7, 2010, by and among the Corporation and the other parties there (as the same may be amended, restated or otherwise modified from time to time, the “Note Purchase Agreement”)) or exercise of the Warrants (as defined in the Note Purchase Agreement), issued under certain circumstances upon conversion of the Notes; and

(K) shares of Common Stock issued upon a Special Mandatory Conversion (as defined below).

(ii) No Adjustment of Conversion Price. No adjustment in the number of shares of Common Stock into which Junior Preferred is convertible shall be made, by adjustment in the Conversion Price, in respect of the issuance of Additional Shares of Common Stock or otherwise, unless the consideration per share for an Additional Share of Common Stock issued or deemed to be issued by the Corporation is less than the relevant Conversion Price in effect on the date of, and immediately prior to, the issue of such Additional Share of Common Stock.

(iii) Issue or Sale of Securities Deemed Issue of Additional Shares of Common Stock.

(1) Options and Convertible Securities. In the event the Corporation at any time or from time to time after the Original Junior Preferred Issue Date shall issue or sell any Options or Convertible Securities (other than those excluded from the definition of Additional Shares of Common Stock in Section 3(e)(i)(4) pursuant to clauses (i)(4)(A), (i)(4)(B), (i)(4)(C), (i)(4)(D), (i)(4)(E) or (i)(4)(J) thereof) or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or sale or, in case such a record date shall have been fixed, as of the close of business on such record date; provided, however, that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration

9

per share (determined pursuant to Section 3(e)(v)) received for such Additional Shares of Common Stock would be less than the Conversion Price in effect on the date of and immediately prior to such issue or sale or such record date, as the case may be; and provided further, that in any such case in which Additional Shares of Common Stock are deemed to be issued;

(A) no further adjustment in the Conversion Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

(B) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any change in the consideration payable to the Corporation, or change in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Conversion Price computed upon the original issue hereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such change becoming effective, be recomputed to reflect such change insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

(C) upon the expiration of any such Options or any rights of conversion or exchange under such Convertible Securities that shall not have been exercised, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if:

(I) in the case of Convertible Securities or Options for Common Stock, the only Additional Shares of Common Stock issued were the shares of Common Stock, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities, and the consideration received therefor was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration actually received by the Corporation upon such exercise, or for the issue of all such Convertible Securities that were actually converted or exchanged, plus the additional consideration, if any, actually received by the Corporation upon such conversion or exchange; and

(II) in the case of Options for Convertible Securities, only the Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such Options, and the consideration received by the Corporation for the Additional Shares of Common Stock deemed to have been then

10

issued was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Corporation (determined pursuant to Section 3(e)(v)) upon the issue of the Convertible Securities with respect to which such Options were actually exercised;

(D) in the case of any Options that expire by their terms not more than 30 days after the date of issue thereof, no adjustment of the applicable Conversion Price shall be made until the expiration or exercise of all such Options, whereupon such adjustment shall be made in the same manner provided in clause (C) above; and

(E) if such record date shall have been fixed and such Options or Convertible Securities are not issued on the date fixed therefor, the adjustment previously made in the Conversion Price that became effective on such record date shall be cancelled as of the close of business on such record date, and thereafter the applicable Conversion Price shall be adjusted pursuant to this Section 3(e)(iii) as of the actual date of their issuance.

(2) Stock Dividends Stock Distributions and Subdivisions. In the event the Corporation at any time or from time to time after the Original Junior Preferred Issue Date shall declare or pay any dividend or make any other distribution on the Common Stock payable in Common Stock or effect a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise) then and in any such event, Additional Shares of Common Stock shall be deemed to have been issued:

(A) in the case of any such dividend or distribution, immediately after the close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend or distribution; or

(B) at the time at which such corporate action becomes effective.

If such record date shall have been fixed and no part of such dividend shall have been paid on the date fixed therefor, the adjustment previously made in the Conversion Price that became effective on such record date shall be cancelled as of the close of business on such record date, and thereafter the Conversion Price shall be adjusted pursuant to this Section 3(e)(iii) as of the time of actual payment of such dividend.

(iv) Adjustment of Conversion Price Upon Issuance, Sale or Deemed Issuance of Additional Shares of Common Stock. In the event that at any time or from time to time after the Original Junior Preferred Issue Date, the Corporation shall issue or sell Additional Shares of Common Stock (including, without limitation, Additional

11

Shares of Common Stock deemed to be issued pursuant to Section 3(e)(iii)(l) but not including Additional Shares of Common Stock deemed to be issued pursuant to Section 3(e)(iii)(2) as a result of a dividend or other distribution on the Common Stock payable in Common Stock or a subdivision of outstanding shares of Common Stock), without consideration or for a consideration per share less than the Conversion Price of a particular series of Junior Preferred in effect on the date of and immediately prior to such issue or sale, then and in such event, the Conversion Price with respect to such Junior Preferred shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined in accordance with the following formula;

New Conversion Price =	P1 Q1 + P2 Q2
Q1 + Q2

where:

	P1	=	Conversion Price of Junior Preferred in effect immediately prior to such new issue or sale.

	Q1	=	Number of shares of Common Stock deemed outstanding immediately prior to such new issue or sale.

	P2	=	Weighted average price per share of Common Stock received by the Corporation upon such new issue or sale.

	Q2	=	Number of shares of Common Stock issued or sold, or deemed to have been issued, in the subject transaction.

For the purpose of this Section 3(e)(iv), (i) the number of shares of Common Stock outstanding at any given time shall exclude shares in the treasury of the Corporation or shares of Common Stock held for the account of the Corporation or any of its subsidiaries; and (ii) all shares of Common Stock issuable upon conversion or exercise of shares of Junior Preferred, other Convertible Securities and options outstanding immediately prior to the issue or sale of Additional Shares of Common Stock triggering the adjustment provided for, by this Section 3(e)(iv) shall be deemed to be outstanding shares of Common Stock for purposes of calculating such adjustment. Anything contained in this Section 3(e)(iv) to the contrary notwithstanding, the applicable Conversion Price shall not be reduced at any time if the amount of such reduction would be an amount less than $.01, but any such amount shall be carried forward and reduction with respect thereto made at the time of and together with any subsequent reduction that, together with such amount and any other amount or amounts so carved forward, shall aggregate $.01 or more.

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(v) Determination of Consideration. For purposes of this Section 3(e), the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

(1) Cash and Property: Such consideration shall:

(A) insofar as it consists of cash, be computed at the aggregate amounts of cash received by the Corporation excluding amounts paid or payable for accrued interest or accrued dividends;

(B) insofar as it consists of property other than cash, be computed at the fair value thereof at the time of such issue or sale, as determined in good faith by the Board of Directors; and

(C) in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Corporation for consideration that covers both, be the proportion of such consideration so received, computed as provided in clauses (A) and (B) above, as determined in good faith by the Board of Directors.

(2) Options and Convertible Securities. The consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Section 3(e)(iii)(l) relating to Options and Convertible Securities shall be determined by dividing (x) the total amount, if any, received or receivable as consideration for the issue of such Options or Convertible Securities plus the minimum aggregate amount, of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities by (y) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

(vi) Adjustment for Dividends. Distributions, Subdivisions, Combinations or Consolidations of Common Stock.

(1) Stock Dividends Distributions or Subdivisions. In the event Additional Shares of Common Stock shall be deemed to have been issued in a dividend or other distribution on the Common Stock payable in Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise) described in Section 3(e)(iii)(2), the Conversion Price in effect immediately prior to the record date or effectiveness, as the case may be, of such

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dividend, distribution or subdivision shall, concurrently with such record date or effectiveness, be proportionately decreased.

(2) Combinations or Consolidations. In the event the outstanding shares of Common Stock shall be combined or consolidated (by reclassification or otherwise) into a lesser number of shares of Common Stock, the Conversion Price in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

(f) Adjustments for Certain Dividends and Distributions. In the event that at any time or from time to time after the Original Junior Preferred Issue Date the Corporation shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, then and in each such event provision shall be made so that the holders of Junior Preferred shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Corporation that they would have received had their Junior Preferred been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by them as aforesaid during such period, giving application during such period to all adjustments called for herein.

(g) Adjustment for Reclassification, Exchange, or Substitution. In the event that at any time or from time to time after the Original Junior Preferred Issue Date, the Common Stock issuable upon the conversion of Junior Preferred shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a merger, consolidation or sale of assets provided for below), then and in each such event the holder of each such share of Junior Preferred shall have the right thereafter to convert such share, into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change, by a holder of the number of shares of Common Stock into which such share of Junior Preferred might have been converted immediately prior to such reorganization, reclassification or change, all subject to further adjustment as provided herein. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 3 with respect to the rights of the holders of Junior Preferred after the capital reorganization to the end that the provisions of this Section 3 (including adjustment of the Conversion Price for each series of Junior Preferred then in effect and the number of shares issuable upon conversion of each series of Junior Preferred) shall be applicable after that event and be as nearly equivalent as practicable.

(h) Adjustment for Merger or Asset Transfer. In the event that at any time or from time to time after the Original Junior Preferred Issue Date, the Corporation shall merge or consolidate with or into another entity or sell, lease, give an exclusive license to, or otherwise dispose of all or substantially all of its assets (other than a Merger or Asset Transfer that is treated as a liquidation pursuant to Section 2(c)), each share of Junior Preferred shall thereafter be convertible into the kind and amount of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Corporation deliverable upon

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conversion of such Junior Preferred would have been entitled upon such consolidation, merger or sale; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors) shall be made in the application of the provisions in this Section 3 set forth with respect to the rights and interest thereafter of the holders of Junior Preferred, to the end that the provisions set forth in this Section 3 (including provisions with respect to changes in and other adjustments of the Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the Junior Preferred.

(i) Waiver of Anti-dilution Protection. To the extent that the provisions of Sections 3(e), 3(f). 3(g) and 3(h) apply, such provisions may be waived by the written consent of the holders of at least sixty-six and two-thirds percent (66 2/3%) in voting power of shares of Junior Preferred then outstanding. For the purposes of this Section 3(i), a waiver on one occasion shall not constitute a waiver on any further occasion.

(j) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of any Conversion Price pursuant to this Section 3, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each affected holder of Junior Preferred a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any affected holder of Junior Preferred, furnish or cause to be furnished to such holder a like certificate setting forth such adjustments and readjustments, summarizing the principal facts upon which such adjustment or readjustment is based, including a statement of (i) the consideration received or deemed to be received by the Corporation for any Additional Shares of Common Stock issued or sold or deemed to have been issued or sold, (ii) the Conversion Price at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property that at the time would be received upon the conversion of each share of Junior Preferred. Failure to request or provide such notice shall have no effect on any such adjustment.

(k) Notices of Record Date. Upon (i) any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or (ii) any Merger (as defined in Section 2(c)) or other capital reorganization of the Corporation, any reclassification or recapitalization of the capital stock of the Corporation, any Asset Transfer (as defined in Section 2(c)), or any voluntary or involuntary dissolution, liquidation or winding up of the Corporation, the Corporation shall mail to each holder of Junior Preferred at least 10 days prior to (x) the record date, if any, specified therein; or (y) if no record date is specified, the date upon which such action is to take effect (or, in either case, such shorter period approved by the holders of sixty-six and two-thirds percent (66 2/3%) of the outstanding Junior Preferred, voting as a single class on an as converted basis) a notice specifying (A) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (B) the date on which any such Merger, reorganization, reclassification, transfer, Asset Transfer, dissolution, liquidation or winding up is expected to become effective and the date before which the holders of at least sixty-six and two-thirds percent (66 2/3%) of the then outstanding shares of Junior Preferred, voting as a single class on an as converted basis, must elect for Section 3(h) to apply, and (C) the date, if any, that is to be fixed as to when the holders

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of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such Merger, reorganization, reclassification, transfer, Asset Transfer, dissolution, liquidation or winding up.

(1) Common Stock Reserved. The Corporation shall reserve and keep available out of its authorized but unissued Common Stock such number of shares of Common Stock as shall from time to time be sufficient to effect conversion of Junior Preferred. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Junior Preferred, the Corporation will take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

(m) Certain Taxes. The Corporation shall pay any issue or transfer taxes payable in connection with the conversion of Junior Preferred; provided, however, that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer to a name other than that of the holder of Junior Preferred.

(n) Closing of Books. The Corporation shall at no time close its transfer books against the transfer of any Junior Preferred or of any shares of Common Stock issued or issuable upon the conversion of any shares of Junior Preferred in any manner that interferes with the timely conversion or transfer of such Junior Preferred or Common Stock, except as may otherwise be required by applicable law.

3A. Special Mandatory Conversion.

3.A.1 Trigger Event. In the event that any holder of shares of Junior Preferred does not participate in a Designated Financing (as defined below) by purchasing in the aggregate, in such Designated Financing and within the time period specified by the Corporation, such holder’s Pro Rata Amount (as defined below), then the Applicable Portion (as defined below) of the shares of Junior Preferred held by such holder shall automatically, and without any further action on the part of such holder, be converted into shares of Common Stock at the Conversion Price in effect immediately prior to the consummation of such Designated Financing, effective upon, subject to, and within 60 days of the consummation of the initial closing of the Designated Financing. For purposes of determining the number of shares of Junior Preferred owned by a holder, and for determining the number of Offered Securities (as defined below) a holder of Junior Preferred has purchased in a Designated Financing, all shares of Junior Preferred held by Affiliates (as defined below) of such holder shall be aggregated with such holder’s shares and all Offered Securities purchased by Affiliates of such holder shall be aggregated with the Offered Securities purchased by such holder (provided that no shares or securities shall be attributed to more than one entity or person within any such group of affiliated entities or persons). Such conversion is referred to as a “Special Mandatory Conversion.”

3A.2 Procedural Requirements. Upon a Special Mandatory Conversion, each holder of shares of Junior Preferred converted pursuant to Subsection 3A.1 shall

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be sent written notice of such Special Mandatory Conversion and the place designated for mandatory conversion of all such shares of Junior Preferred pursuant to this Section 3A. Upon receipt of such notice, each holder of such shares of Junior Preferred shall surrender his, her or its certificate or certificates for all such shares (or, if such holder alleges that such certificate has been lost, stolen or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Corporation to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of such certificate) to the Corporation at the place designated in such notice. If so required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or by his, her or its attorney duly authorized in writing. All rights with respect to the Junior Preferred converted pursuant to Subsection 3A.1, including the rights, if any, to receive notices and vote (other than as a holder of Common Stock), will terminate at the time of the Special Mandatory Conversion (notwithstanding the failure of the holder or holders thereof to surrender the certificates for such shares at or prior to such time), except only the rights of the holders thereof, upon surrender of their certificate or certificates therefor (or lost certificate affidavit and agreement), to receive the items provided for in the next sentence of this Subsection 3A.2. As soon as practicable after the Special Mandatory Conversion and the surrender of the certificate or certificates (or lost certificate affidavit and agreement) for Junior Preferred so converted, the Corporation shall issue and deliver to such holder, or to his, her or its nominees, a certificate or certificates for the number of full shares of Common Stock issuable on such conversion in accordance with the provisions hereof, together with cash as provided in Subsection 3(d) in lieu of any fraction of a share of Common Stock otherwise issuable upon such conversion and the payment of any declared but unpaid dividends on the shares of Junior Preferred converted and a new certificate for the number of shares, if any, of Junior Preferred represented by such surrendered certificate and not converted pursuant to Subsection 3A.1. Such converted Junior Preferred shall be retired and cancelled and may not be reissued as shares of such series, and the Corporation may thereafter take such appropriate action (without the need for stockholder action) as may be necessary to reduce the authorized number of shares of Junior Preferred accordingly.

3A.3 Definitions. For purposes of this Section 3A, the following definitions shall apply:

3A.3.1 “Affiliate” shall mean, with respect to any holder of shares of Junior Preferred, any person, entity or firm which, directly or indirectly, controls, is controlled by or is under common control with such holder, including, without limitation, any entity of which the holder is a partner or member, any partner, officer, director, member or employee of such holder and any venture capital fund now or hereafter existing of which the holder is a partner or member which is controlled by or under common control with one or more general partners of such holder or shares the same management company with such holder.

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3A.3.2 “Applicable Portion” shall mean, with respect to any holder of shares of Junior Preferred, a number of shares of Junior Preferred calculated by multiplying the aggregate number of shares of Junior Preferred held by such holder immediately prior to a Designated Financing by a fraction, the numerator of which is equal to the amount, if positive, by which such holder’s Pro Rata Amount exceeds the number of Offered Securities actually purchased by such holder in such Designated Financing, and the denominator of which is equal to such holder’s Pro Rata Amount. If a holder of Junior Preferred holds more than one series of Junior Preferred then the Applicable Portion shall consist equally of each series (for example, if a holder of Junior Preferred holds both Series B Preferred and Series C Preferred and only purchases 50% of his, her or its Pro Rata Amount then 50% of the Series B Preferred and 50% of the Series C Preferred held by such holder of Junior Preferred will be converted in the Special Mandatory Conversion).

3A.3.3 “Designated Financing” shall mean any transaction involving the issuance or sale of Notes pursuant to the Note Purchase Agreement after the Original Junior Preferred Issue Date.

3A.3.4 “Offered Securities” shall mean the debt securities of the Corporation set aside by the Board of Directors for purchase by holders of outstanding shares of Junior Preferred in connection with a Designated Financing, and offered to such holders, provided that Offered Securities shall not include any Additional Notes (as defined in the Note Purchase Agreement) offered to such holders.

3A.3.5 “Pro Rata Amount” shall mean, with respect to any holder of Junior Preferred, the lesser of (a) a number of Offered Securities calculated by multiplying the aggregate number of Offered Securities by a fraction, the numerator of which is equal to the number of shares of Junior Preferred (on as converted to Common Stock basis) owned by such holder, and the denominator of which is equal to the aggregate number of outstanding shares of Junior Preferred (on as converted to Common Stock basis) or (b) the maximum number of Offered Securities that such holder is permitted by the Corporation to purchase in such Designated Financing, after giving effect to any cutbacks or limitations established by the Board of Directors and applied on a pro rata basis to all holders of Junior Preferred.

4. Redemption.

(a) Redemption. Shares of Series A Preferred, Series A1 Preferred, Series B Preferred, the Series C Preferred and Series D Preferred (collectively, the “Redemption Stock”) shall be redeemed by the Corporation out of funds lawfully available therefore (i) with respect to the Series D Preferred at a price per share equal to the sum of (A) five (5) times the Series D Original Issue Price plus (B) any declared but unpaid dividends thereon (the “Series D Redemption Price”) and (ii) with respect to the Junior Preferred at a price per share equal to the Original Junior Preferred Issue Price with respect to such shares, plus any declared but unpaid dividends thereon (the “Junior Preferred Redemption Price,” and together with the Series D

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Redemption Price, the “Redemption Price” ), in three annual installments commencing 60 days after receipt by the Corporation at any time on or after the seven year anniversary of the first issuance of any shares of Series D Preferred from the holders of at least sixty-six and two-thirds percent (66 2/3%) of the then outstanding shares of Series D Preferred, of written notice requesting redemption of all shares of Redemption Stock (the date of each such installment being referred to as a “Redemption Date”). On each Redemption Date, the Corporation shall redeem, on a pro rata basis in accordance with the number of shares of Redemption Stock owned by each holder, that number of outstanding shares of Redemption Stock determined by dividing (A) the total number of shares of Redemption Stock outstanding immediately prior to such Redemption Date by (B) the number of remaining Redemption Dates (including the Redemption Date to which such calculation applies). If the Corporation does not have sufficient funds legally available to redeem on any Redemption Date all shares of Redemption Stock, the Corporation shall first redeem a pro rata portion of each holder’s Series D Preferred and may then redeem a pro rata portion of each holder’s Junior Preferred out of funds legally available therefor, based on the respective amounts which would otherwise be payable in respect of the shares to be redeemed if the legally available funds were sufficient to redeem all such shares, and shall redeem the remaining shares to have been redeemed as soon as practicable after the Corporation has funds legally available therefore, provided that at all times, shares of Series D Preferred shall be redeemed prior to any shares of Junior Preferred.

(b) Redemption Notice. Written notice of the mandatory redemption (the “Redemption Notice”) shall be sent to each holder of record of Redemption Stock not less than 20 days prior to each Redemption Date. Each Redemption Notice shall state:

(i) the number of shares of Redemption Stock held of record by the holder that the Corporation shall redeem on the Redemption Date specified in the Redemption Notice;

(ii) the Redemption Date and the Redemption Price;

(iii) the date upon which the holder’s right to convert such shares terminates (as determined in accordance with Section 3(b)); and

(iv) that the holder is to surrender to the Corporation, in the manner and at the place designated, his, her or its certificate or certificates representing the shares of Redemption Stock to be redeemed.

(c) Surrender of Certificates; Payment. On or before the applicable Redemption Date, each holder of shares of Redemption Stock to be redeemed on such Redemption Date, unless such holder has exercised his, her or its right to convert shares of Junior Preferred as provided in Section 3(a), shall surrender the certificate or certificates representing such shares (or, if such registered holder alleges that such certificate has been lost, stolen or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Corporation to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of such certificate) to the Corporation, in the manner and at the place designated in the Redemption Notice, and thereupon the Redemption Price for such shares shall be payable to the order of the person whose name appears on such

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certificate or certificates as the owner thereof. In the event less than all of the shares of Preferred Stock represented by a certificate are redeemed, a new certificate representing the unredeemed shares of Redemption Stock shall promptly be issued to such holder.

(d) Rights Subsequent to Redemption Date. If the Redemption Notice shall have been duly given, and if on the applicable Redemption Date the Redemption Price payable upon redemption of the shares of Redemption Stock to be redeemed on such Redemption Date is paid or tendered for payment or deposited with an independent payment agent so as to be available therefor, then notwithstanding that the certificates evidencing any of the shares of Redemption Stock so called for redemption shall not have been surrendered, dividends with respect to such shares of Redemption Stock shall cease to accrue after such Redemption Date and all rights with respect to such shares shall forthwith after the Redemption Date terminate, except only the right of the holders to receive the Redemption Price without interest upon surrender of their certificate or certificates therefor.

5. Voting Rights. Except as otherwise required by law or hereinafter set forth, the holders of Junior Preferred and the holders of Common Stock shall be entitled to notice of any meeting of stockholders and to vote as one class upon any matter submitted to the stockholders for a vote, on the following basis:

(a) Holders of Common Stock shall have one vote per share; and

(b) Holders of Junior Preferred shall have that number of votes per share as is equal to the number of shares of Common Stock into which each such share of Junior Preferred held by such holder could be converted on the date for determination of stockholders entitled to vote at the meeting or on the date of any written consent.

Without limiting the generality of the foregoing, and notwithstanding the provisions of Section 242(b)(2) of the General Corporation Law, the number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of Junior Preferred and Common Stock, voting as one class in accordance with the provisions of this Section 5. Except as otherwise hereinafter set forth, with respect to all questions as to which, under law, stockholders are entitled to vote by classes, the Junior Preferred shall vote together as a single class separately from the Common Stock.

6. Covenants.

(a) As long as at least 20% of the originally issued Junior Preferred remain outstanding, the Corporation shall not, either directly or indirectly by amendment of this Certificate of Incorporation, merger, consolidation, operation of law or otherwise, without first having provided the written notice of such proposed action to each holder of outstanding shares of Junior Preferred required by Section 6(b) and having obtained the affirmative vote or written consent of the holders of not less than sixty-six and two-thirds percent (66 2/3%) of the voting power of the then outstanding shares of Junior Preferred, voting together as a single class, with each share of Junior Preferred entitling the holder thereof to that number of votes per share as is

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equal to the number of shares of Common stock into which each such share of Junior Preferred held by such holder could then be converted:

(i) alter or change the rights, preferences, or privileges of the Preferred Stock;

(ii) increase or decrease the authorized number of shares of Common Stock or Preferred Stock;

(iii) create (by reclassification or otherwise), authorize or issue any other class or classes of stock or series of Common Stock or Preferred Stock or any security convertible into or evidencing the right to purchase shares of any class or series of Common Stock or Preferred Stock or any capital stock of the Corporation having rights, preferences or privileges senior to or in parity with the Preferred Stock in any respect;

(iv) redeem, purchase, retire or otherwise acquire for value (or pay into or set aside for a sinking fund, or apply any of its assets, for such purpose), or declare and pay or set aside funds for the, payment of any dividend with respect to, any share or shares of capital stock, directly or indirectly, through subsidiaries or otherwise, except for: (A) the repurchase of unvested shares from officers, employees, directors or consultants of the Corporation at cost, pursuant to the terms of agreements that were entered into in connection with the original issuance of such capital stock (or options to purchase such capital stock), (B) a redemption approved by a Majority of the Directors or (C) the repurchase of shares pursuant to an agreement or arrangement previously approved by holders of Preferred Stock;

(v) pay or declare any dividend or distribution on any shares of Common Stock or Preferred Stock;

(vi) increase or decrease the authorized number of directors of the Corporation;

(vii) effect any Asset Transfer (other than the grant of a mortgage or security interest in connection with indebtedness for borrowed money), any liquidation, dissolution or winding up of the Corporation, or any Merger;

(viii) amend the terms of Common Stock, including increasing or decreasing the authorized number of shares of Common Stock;

(ix) authorize any transaction with senior management of the Corporation, except for arms length employment agreements approved by the Board of Directors; or

(x) otherwise amend the Corporation’s Certificate of Incorporation or by-laws.

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(b) Any other provision of the Corporation’s Certificate of Incorporation or by-laws to the contrary notwithstanding, notice of any action specified in Section 6(a) shall be given by the Corporation to each holder of outstanding shares of Junior Preferred by overnight delivery or first class mail, postage prepaid, addressed to such holder at the last address of such holder as shown by the records of the Corporation, at least 20 days before the date on which the books of the Corporation shall close or a record shall be taken with respect to such proposed action, or, if there shall be no such date, at least 20 days before the date when such proposed action is scheduled to occur. The holders of at least sixty-six and two-thirds percent (66 2/3%) of the outstanding shares of Junior Preferred may waive any notice required by Section 2(d) and this Section 6(b) by a written document indicating such waiver.

7. Election of Board of Directors.

(a) The holders of Junior Preferred, voting as a single class, shall be entitled to elect three (3) members of the Board at each meeting or pursuant to each consent of the Corporation’s stockholders for the election of directors, and to remove from office such directors and to fill any vacancy caused by the resignation, death or removal of such directors.

(b) The holders of Common Stock, voting as a separate class, shall be entitled to elect two (2) members of the Board of Directors at each meeting or pursuant to each consent of the Corporation’s stockholders for the election of directors, and to remove from office such directors and to fill any vacancy caused by the resignation, death or removal of such directors.

(c) The holders of at least sixty-six and two-thirds percent (66 2/3%) of the Common Stock and Junior Preferred, voting together as a single class on an as-if-converted basis, shall be entitled to elect all remaining members of the Board of Directors at each meeting or pursuant to each consent of the Corporation’s stockholders for the election of directors, and to remove from office such directors and to fill any vacancy caused by the resignation, death or removal of such directors.

8. No Reissuance of Preferred Stock. No share or shares of Preferred Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares shall be cancelled, retired and eliminated from the shares that the Corporation shall be authorized to issue.

FIFTH: In furtherance of and not in limitation of powers conferred by statute, it is further provided that:

(a) Subject to the limitations and exceptions, if any, contained in the by-laws of the Corporation and this Certificate of Incorporation, such by-laws may be adopted, amended or repealed by the Board of Directors; and

(b) Elections of directors need not be by written ballot unless, and only to the extent, otherwise provided in the by-laws of the Corporation; and

(c) Subject to any applicable requirements of law, the books of the Corporation may be kept outside the State of Delaware at such location or locations as may be designated by the Board of Directors or in the by-laws of the Corporation; and

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(d) Except as provided to the contrary in the provisions establishing a class of stock, the number of authorized shares of such class may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, voting as a single class.

SIXTH: The Corporation shall indemnify each person who at anytime is, or shall have been, a director or officer of the Corporation and was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement incurred in connection with any such action, suit or proceeding, to the maximum extent permitted by the General Corporation Law, as the same exists or may hereafter be amended. The foregoing right of indemnification shall in no way be exclusive of any other rights of indemnification to which any such director or officer may be entitled, under any by-law, agreement, vote of directors or stockholders or otherwise. No amendment to or repeal of the provisions of this Article SIXTH shall deprive a director or officer of the benefit hereof with respect to any act or failure to act occurring prior to such amendment or repeal. In furtherance of and not in limitation of the foregoing, the Corporation shall advance expenses, including attorneys’ fees, incurred by a director or officer of the Corporation in defending any civil, criminal, administrative or investigative action, suit or proceeding in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such advances if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation. Notwithstanding the foregoing, the Corporation shall not be required to indemnify or advance expenses to any person in connection with any action, suit, proceeding, claim or counterclaim initiated by or on behalf of such person.

SEVENTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made; be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

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EIGHTH: No director of the Corporation shall be personally liable to the Corporation or to any of its stockholders for monetary damages arising out of such director’s breach of fiduciary duty as a director of the Corporation, except to the extent that the elimination or limitation of such liability is not permitted by the General Corporation Law, as the same exists or may hereafter be amended. No amendment to or repeal of the provisions of this Article EIGHTH shall deprive any director of the Corporation of the benefit hereof with respect to any act or failure to act of such director occurring prior to such amendment or repeal.

NINTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed by the General Corporation Law and this Certificate of Incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation.

TENTH: The Corporation renounces any interest or expectancy of the Corporation in, or in being offered an opportunity to participate in, any Excluded Opportunity. An “Excluded Opportunity” is any matter, transaction or interest that is presented to, or acquired, created or developed by, or which otherwise comes into the possession of, (i) any director of the Corporation who is not an employee of the Corporation or any of its subsidiaries, or (ii) any holder of Preferred Stock or any partner, member, director, stockholder, employee or agent of any such holder, other than someone who is an employee of the Corporation or any of its subsidiaries (collectively, “Covered Persons”), unless such matter, transaction or interest is presented to, or acquired, created or developed by, or otherwise comes into the possession of, a Covered Person expressly and solely in such Covered Person’s capacity as a director of the Corporation.

*    *    *

3. That the foregoing amendment and restatement was approved by the holders of the requisite number of shares of this Corporation in accordance with Section 228 of the General Corporation Law.

4. That this Seventh Amended and Restated Certificate of Incorporation, which restates and integrates and further amends the provisions of this corporation’s Sixth Amended and Restated Certificate of Incorporation, has been duly adopted in accordance with Sections 242 and 245 of the General Corporation Law.

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IN WITNESS WHEREOF, this Seventh Amended and Restated Certificate of Incorporation has been executed by a duly authorized officer of this Corporation on this 6th day of April, 2010.

By:	/s/ William Brady
William Brady
Chief Executive Officer

EXHIBIT E

Form of Preferred Stock Warrant

THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF APPLICABLE STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION UNDER SUCH LAWS OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENT. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ALL APPLICABLE STATE SECURITIES LAWS.

WARRANT TO PURCHASE STOCK

No. W-

THIS CERTIFIES THAT, for value received,                            , with its principal office at                                         , or its assigns (the “Holder”), is entitled to subscribe for and purchase from MASCOMA CORPORATION, a Delaware corporation (the “Company”), with its principal office at 67 Etna Road, Suite 300, Lebanon, NH 03766, [            ] shares of the Company’s [                    ] [INSERT NUMBER (AS CALCULATED BELOW) AND TYPE OF SHARES] at the Exercise Price (each as defined below).

This Warrant is being issued as one of a series of warrants pursuant to the terms of the Subordinated Convertible Note Purchase Agreement, dated April     , 2010, by and among the Company and the purchasers therein (the “Purchase Agreement”). Capitalized terms not otherwise defined herein shall have the meaning given to such terms in the Purchase Agreement. Unless indicated otherwise, the Holder may purchase up to [                    ] shares of the Company’s [                        ] (the “Shares”) upon exercise of this Warrant.

[INSERT NUMBER AND TYPE OF SHARES IN THE BLANKS ABOVE, WITH THE NUMBER OF SHARES BASED ON THE BELOW FORMULA:

In connection with the Company’s sale of its equity securities in a single transaction or in a series of related transactions, approved by the Company’s Board of Directors and the applicable stockholders of the Company, in which the Company receives aggregate gross proceeds of at least $5,000,000 (excluding amounts payable under the Notes) (a “Qualified Financing”), where the Notes convert into the equity securities of the Company sold in such Qualified Financing, that number of shares equal to fifty percent (50%) of the equity securities acquired by the Holder upon conversion of such Holder’s Notes, provided that with respect to a Holder that purchases greater than such Holder’s pro rata portion of Notes, such Holder shall receive, for that portion of the Notes that such Holder purchased above such Holder’s pro rata portion, that number of shares equal to one hundred percent (100%) of the equity securities acquired by the Holder upon conversion of such portion in excess of such Holders’ pro rata portion ]

1. DEFINITIONS. As used herein, the following terms shall have the following respective meanings:

(a) “Exercise Period” shall mean the period commencing on the date hereof and ending five (5) years thereafter.

(b) “Exercise Price” shall mean [                    ] [INSERT PRICE PER SHARE], which shall equal the price at which the securities are sold in the Qualified Financing], subject to adjustment pursuant to Section 5 below.

2. EXERCISE OF WARRANT. The rights represented by this Warrant may be exercised in whole or in part at any time during the Exercise Period, by delivery of the following to the Company at its address set forth above (or at such other address as it may designate by notice in writing to the Holder):

(a) An executed Notice of Exercise in the form attached hereto;

(b) Payment of the Exercise Price either (i) in cash or by check, or (ii) by cancellation of indebtedness; and

(c) This Warrant.

Upon the exercise of the rights represented by this Warrant, a certificate or certificates for the Shares so purchased, registered in the name of the Holder or persons affiliated with the Holder, if the Holder so designates, shall be issued and delivered to the Holder within a reasonable time after the rights represented by this Warrant shall have been so exercised.

The person in whose name any certificate or certificates for Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such certificate or certificates, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

2.1 Net Exercise. Notwithstanding any provisions herein to the contrary, immediately following the closing of the Company’s first sale of its Common Stock to the public in an offering underwritten by an investment banking firm, pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Act”) (the “Initial Public Offering”), if the fair market value of one share of the Company’s Common Stock issuable hereunder is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant by payment of cash, the Holder may elect to receive shares equal to

2

the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

X =	Y (A-B)
A

Where	X =	the number of Shares to be issued to the Holder

	Y =	the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)

	A =	the fair market value of one share of the Company’s Common Stock purchasable under the Warrant (at the date of such calculation)

	B =	Exercise Price (as adjusted to the date of such calculation)

For purposes of the above calculation, the fair market value per share of Common Stock shall be the average of the closing prices of the Common Stock, on the securities exchange on which such Common Stock is traded following the Initial Public Offering, for five trading days immediately prior to the exercise date. If the Common Stock is traded on other than a securities exchange, then the fair market value per share of Common Stock shall be determined in good faith by the Company’s Board of Directors.

3. COVENANTS OF THE COMPANY.

3.1 Covenants as to Shares. The Company covenants and agrees that all Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued and outstanding, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof. The Company further covenants and agrees that the Company will at all times during the Exercise Period, have authorized and reserved, free from preemptive rights, a sufficient number of shares of its shares of [                    ] [NTD: INSERT TYPE OF STOCK] to provide for the exercise of the rights represented by this Warrant. If at any time during the Exercise Period the number of authorized but unissued shares of [                    ] [NTD: INSERT TYPE OF STOCK] shall not be sufficient to permit exercise of this Warrant, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of [                    ] [NTD: INSERT TYPE OF STOCK] to such number of shares as shall be sufficient for such purposes.

3.2 No Impairment. Except and to the extent as waived or consented to by the Holder, the Company will not, by amendment of its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all

3

such action as may be necessary or appropriate in order to protect the exercise rights of the Holder against impairment.

3.3 Notices of Record Date. In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarters) or other distribution, the Company shall mail to the Holder, at least ten (10) days prior to the date specified herein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

4. REPRESENTATIONS OF HOLDER.

4.1 Acquisition of Warrant for Personal Account. The Holder represents and warrants that it is acquiring the Warrant and the Shares solely for its account for investment and not with a view to or for sale or distribution of said Warrant or Shares or any part thereof. The Holder also represents that the entire legal and beneficial interests of the Warrant and Shares the Holder is acquiring is being acquired for, and will be held for, its account only.

4.2 Securities Are Not Registered.

(a) The Holder understands that the Warrant and the Shares have not been registered under the Act on the basis that no distribution or public offering of the stock of the Company is to be effected. The Holder realizes that the basis for the exemption may not be present if, notwithstanding its representations, the Holder has a present intention of acquiring the securities for a fixed or determinable period in the future, selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the securities. The Holder has no such present intention.

(b) The Holder recognizes that the Warrant and the Shares must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. The Holder recognizes that the Company has no obligation to register the Warrant or the Shares of the Company, or to comply with any exemption from such registration.

(c) The Holder is aware that neither the Warrant nor the Shares may be sold pursuant to Rule 144 adopted under the Act unless certain conditions are met, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale following the required holding period under Rule 144 and the number of shares being sold during any three month period not exceeding specified limitations. Holder is aware that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company presently has no plans to satisfy these conditions in the foreseeable future.

4.3 Disposition of Warrant and Shares.

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(a) The Holder further agrees not to make any disposition of all or any part of the Warrant Shares in any event unless and until:

(i) The Company shall have received a letter secured by the Holder from the Securities and Exchange Commission stating that no action will be recommended to the Commission with respect to the proposed disposition;

(ii) There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with said registration statement; or

(iii) The Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Company, the Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, for the Holder to the effect that such disposition will not require registration of such Warrant or Shares under the Act or any applicable state securities laws.

(iv) Notwithstanding the provisions of paragraphs (i), (ii) and (iii) above, no such registration statement or opinion of counsel shall be necessary for a transfer by a Holder that is (A) a partnership transferring to its partners or former partners in accordance with partnership interests or to an affiliate of such partnership, (B) a corporation transferring to a wholly-owned subsidiary or a parent corporation that owns all of the capital stock of the Holder, (C) a limited liability company transferring to its members or former members in accordance with their interest in the limited liability company or to an affiliate of such limited liability company, or (D) an individual transferring to the Holder’s family member or trust for the benefit of an individual Holder; provided that in each case the transferee will be subject to the terms of this Warrant to the same extent as if it were an original Holder hereunder.

(b) The Holder understands and agrees that all certificates evidencing the shares to be issued to the Holder may bear the following legend:

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF APPLICABLE STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION UNDER SUCH LAWS OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENT. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ALL APPLICABLE STATE SECURITIES LAWS.”

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5. Adjustments. Subject to the expiration of this Warrant pursuant to Section 1, the number and kind of shares purchasable hereunder and the Exercise Price therefor are subject to adjustment from time to time, as follows:

(a) Merger or Reorganization. If at any time there shall be any reorganization, recapitalization, merger or consolidation (other than a merger solely to effect a reincorporation of the Company into another state) (a “Reorganization”) involving the Company (other than as otherwise provided for herein or as would cause the expiration of this Warrant under Section 1) in which shares of the Company’s stock are converted into or exchanged for securities, cash or other property, then, as a part of such Reorganization, lawful provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant, the kind and amount of securities, cash or other property of the successor corporation resulting from such Reorganization, equivalent in value to that which a holder of the Shares deliverable upon exercise of this Warrant would have been entitled in such Reorganization if the right to purchase the Shares hereunder had been exercised immediately prior to such Reorganization. In any such case, appropriate adjustment (as determined in good faith by the board of directors of the successor corporation) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after such Reorganization to the end that the provisions of this Warrant shall be applicable after the event, as near as reasonably may be, in relation to any shares or other securities deliverable after that event upon the exercise of this Warrant.

(b) Reclassification of Shares. If the securities issuable upon exercise of this Warrant are changed into the same or a different number of securities of any other class or classes by reclassification, capital reorganization, conversion of all outstanding shares of the relevant class or series (other than as would cause the expiration of this Warrant pursuant to Section 1) or otherwise (other than as otherwise provided for herein) (a “Reclassification”), then, in any such event, in lieu of the number of Shares which the Holder would otherwise have been entitled to receive, the Holder shall have the right thereafter to exercise this Warrant for a number of shares of such other class or classes of stock that a holder of the number of securities deliverable upon exercise of this Warrant immediately before that change would have been entitled to receive in such Reclassification, all subject to further adjustment as provided herein with respect to such other shares.

(c) Subdivisions and Combinations. In the event that the outstanding shares of preferred stock are subdivided (by stock split, by payment of a stock dividend or otherwise) into a greater number of shares of such securities, the number of Shares issuable upon exercise of the rights under this Warrant immediately prior to such subdivision shall, concurrently with the effectiveness of such subdivision, be proportionately increased, and the Exercise Price shall be proportionately decreased, and in the event that the outstanding shares of preferred stock are combined (by reclassification or otherwise) into a lesser number of shares of such securities, the number of Shares issuable upon exercise of the rights under this Warrant immediately prior to such combination shall, concurrently with the effectiveness of such combination, be proportionately decreased, and the Exercise Price shall be proportionately increased.

6

(d) Redemption. In the event that all of the outstanding shares of the securities issuable upon exercise of this Warrant are redeemed in accordance with the Company’s certificate of incorporation, this Warrant shall thereafter be exercisable for a number of shares of the Company’s Common Stock equal to the number of shares of common stock that would have been received if this Warrant had been exercised in full immediately prior to such redemption and the preferred stock received thereupon had been simultaneously converted into common stock.

(e) Notice of Adjustments. Upon any adjustment in accordance with this Section 5, the Company shall give notice thereof to the Holder, which notice shall state the event giving rise to the adjustment, the Exercise Price as adjusted and the number of securities or other property purchasable upon the exercise of the rights under this Warrant, setting forth in reasonable detail the method of calculation of each. The Company shall, upon the written request of any Holder, furnish or cause to be furnished to such Holder a certificate setting forth (i) such adjustments, (ii) the Exercise Price at the time in effect and (iii) the number of securities and the amount, if any, of other property that at the time would be received upon exercise of this Warrant.

6. FRACTIONAL SHARES. No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto. All Shares (including fractions) issuable upon exercise of this Warrant may be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share. If, after aggregation, the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then current fair market value of a Share by such fraction.

7. AUTOMATIC EXERCISE. If the Holder of this Warrant has not elected to exercise this Warrant prior to expiration of this Warrant pursuant to Section 1(a) then this Warrant shall automatically (without any act on the part of the Holder) be exercised pursuant to Section 2.1 effective immediately prior to the expiration of the Warrant to the extent such net issue exercise would result in the issuance of Shares. If this Warrant is automatically exercised, the Company shall notify the Holder of the automatic exercise as soon as reasonably practicable, and the Holder shall surrender the Warrant to the Company in accordance with the terms hereof.

8. NO STOCKHOLDER RIGHTS. This Warrant in and of itself shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company.

9. TRANSFER OF WARRANT. Subject to applicable laws and the restriction on transfer set forth on the first page of this Warrant, this Warrant and all rights hereunder are transferable, by the Holder in person or by duly authorized attorney, upon delivery of this Warrant and the form of assignment attached hereto to any transferee designated by Holder. The transferee shall sign an investment letter in form and substance satisfactory to the Company.

10. LOST, STOLEN, MUTILATED OR DESTROYED WARRANT. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender

7

thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

11. NOTICES, ETC. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex, facsimile or electronic mail if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at the address listed on the signature page and to Holder at its address listed on the first page of this Warrant or at such other address as the Company or Holder may designate by ten (10) days advance written notice to the other parties hereto.

12. ACCEPTANCE. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

13. AMENDMENT AND WAIVER. Any term of this Warrant may be amended or waived with the written consent of the Company and the Requisite Purchasers as provided in Section 5.02 of the Purchase Agreement; provided, however, that any amendment or waivers must apply to all Holders in the same manner. Holder acknowledges that because this Warrant may be amended with the consent of the Requisite Purchasers, Holder’s rights hereunder may be amended or waived without Holder’s consent. Upon the effectuation of such waiver or amendment in conformance with this Section 13, the Company shall promptly give written notice thereof to the record Holders of the Warrants who have not previously consented thereto in writing.

14. GOVERNING LAW. This Warrant and all rights, obligations and liabilities hereunder shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of Delaware without regard to its principles of conflicts of laws.

8

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of                     ,         .

MASCOMA CORPORATION

By:

Name:

Title:

HOLDER:

By:

Name:

Title:

SIGNATURE PAGE TO

WARRANT

NOTICE OF EXERCISE

(1) ☐ The undersigned hereby elects to purchase                      shares of [                    ] (the “Shares”) of Mascoma Corporation (the “Company”) pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

☐ The undersigned hereby elects to purchase                      shares of [            ] (the “Shares”) of Mascoma Corporation (the “Company”) pursuant to the terms of the net exercise provisions set forth in Section 2.1 of the attached Warrant, and shall tender payment of all applicable transfer taxes, if any.

(2) Please issue a certificate or certificates representing said shares of the Shares in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

(3) The undersigned represents that (i) the aforesaid Shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares; (ii) the undersigned is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding its investment in the Company; (iii) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned’s own interests; (iv) the undersigned understands that the Shares issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act, which exemption depends upon, among other things, the bona fide nature of the investment intent as expressed herein, and, because such securities have not been registered under the Securities Act, they must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available; (v) the undersigned is aware that the aforesaid Shares may not be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met and until the undersigned has held the shares for the number of years prescribed by Rule 144, that among the conditions for use of the Rule is the availability of current information to the public about the Company and the Company has not made such information available and has no present plans to do so; and (vi) the undersigned agrees not to make any disposition of all or any part of the aforesaid Shares unless and until there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement, or the undersigned has provided the Company with an opinion of counsel satisfactory to the Company, stating that such registration is not required.

(Date)	(Signature)

(Print name)

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form

and supply required information. Do not use this

form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)

Address:

(Please Print)

Dated: , 20

Holder’s
Signature:

Holder’s
Address:

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

EXHIBIT F

Form of Second Amendment to Second Amended and Restated Stockholders Agreement

SECOND AMENDMENT

TO

SECOND AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

This Second Amendment (this “Amendment”) to that certain Second Amended and Restated Stockholders Agreement, dated as of February 5, 2008, by and among Mascoma Corporation, a Delaware corporation (the “Company”), and the Stockholders named therein, as amended (the “Stockholders Agreement”), is made as of April 7, 2010, by and among the Company and the Investors (as defined in the Stockholders Agreement) listed on the signature pages hereto.

WHEREAS, the Company and the Investors wish to amend the terms of the Stockholders Agreement in connection with the Company’s sale and issuance of convertible promissory notes and warrants pursuant to that certain Subordinated Convertible Note Purchase Agreement, by and among the Company and the other parties thereto, dated as of even date herewith;

WHEREAS, Section 17 of the Stockholders Agreement provides that the Stockholders Agreement may be amended by the written consent of the Company and the holders of 67% in voting power of the then outstanding shares of Preferred Stock and Common Stock (as those terms are defined in the Stockholders Agreement) issued on conversion of Preferred Stock held by the Investors (collectively, the “Requisite Parties”); and

WHEREAS, the Investors party hereto hold a sufficient number of Preferred Stock to constitute the Requisite Parties.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Certain Defined Terms. All capitalized terms used herein and not defined herein shall have the meanings ascribed to such terms in the Stockholders Agreement.

2. Amendment of Stockholders Agreement. The Stockholders Agreement is hereby amended as follows:

(a) The “or” prior to Section 9(b)(ii)(L) of the Stockholders Agreement is hereby deleted, and the period after Section 9(b)(ii)(L) is replaced with a semicolon.

(b) The following are added as Sections 9(b)(ii)(M) and (N) to Section 9(b) of the Stockholders Agreement:

“(M) the issuance of the Notes pursuant to that certain Subordinated Convertible Note Purchase Agreement, dated as of April     , 2010 (the “Note Purchase Agreement”), Warrants issued under certain conditions upon conversion of the Notes, and any equity securities of the Corporation issuable upon conversion of the Notes or upon exercise of the Warrants (collectively, the “Conversion Securities”), and any securities issued upon conversion of the

Conversion Securities, if applicable; and

(N) shares of Common Stock issued upon the occurrence of a Special Mandatory Conversion (as defined in the Corporation’s Certificate of Incorporation).”

(b) Except as expressly amended hereby, all of the terms and conditions of the Stockholders Agreement shall remain in full force and effect.

3. Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of Delaware without regard to its principles of conflicts of laws.

4. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Page to Follow]

2

IN WITNESS WHEREOF, the undersigned parties have executed this Second Amendment to Second Amended and Restated Stockholders Agreement as an instrument under seal as of the date first written above.

MASCOMA CORPORATION

By:	/s/ William J. Brady
Name: William J. Brady
Title: Chief Executive Officer

MPC INVESTMENT LLC

By:	/s/ Clifford C. Cook
	Name:	Clifford C. Cook
	Title:	Manager

GENERAL CATALYST GROUP IV, L.P. By: General Catalyst Partners IV, L.P., its General Partner

By: General Catalyst GP IV, LLC, its General Partner

By:	/s/ William J. Fitzgerald
	Name:	William J. Fitzgerald
	Title:	Member and Chief Financial Officer

GC ENTREPRENEURS FUND IV, L.P. By: General Catalyst Partners IV, L.P., its General Partner

By: General Catalyst GP IV, LLC, its General Partner

By:	/s/ William J. Fitzgerald
	Name:	William J. Fitzgerald
	Title:	Member and Chief Financial Officer

ATLAS VENTURE FUND VII, L.P. By: Atlas Venture Associates VII, L.P., Its General Partner
By: Atlas Venture Associates VII, Inc., Its General Partner

By:	/s/ Kristen Laguerre

Name:	Kristen Laguerre
Title:	VP

KPCB HOLDINGS, INC., as nominee

By:	/s/ John Denniston
Name:
Title:

KHOSLA VENTURES I, LP

By: Khosla Ventures Associates I, LLC, a Delaware limited liability company and general partner of Khosla Ventures I, LP

By:	/s/ Samir Kaul
	Name:	Samir Kaul
	Title:	Member

FLAGSHIP VENTURES FUND 2004, L.P.

By: its General Partner Flagship Ventures General Partner LLC

By:	/s/ Noubar B. Afeyan
	Name:	Noubar B. Afeyan
	Title:	Manager

VPVP CLEANTECH HOLDINGS 2006, L.L.C.

By:	VantagePoint Venture Partners 2006 (Q), L.P., Its Sole Member

By:	VantagePoint Venture Associates 2006, L.L.C., Its Managing Member

By:	/s/ Alan E. Salzman

Name:	Alan E. Salzman
Title:	Managing Member

VANTAGEPOINT CLEANTECH PARTNERS, L.P.

By:	VantagePoint CleanTech Associates, L.L.C., Its General Partner

By:	/s/ Alan E. Salzman

Name:	Alan E. Salzman
Title:	Managing Member

Signature Page to Second Amendment to Stockholders Agreement

/s/ R. Jeremy Grantham
R. Jeremy Grantham

EXHIBIT G

DISCLOSURE SCHEDULE

This Disclosure Schedule is delivered in connection with the Subordinated Convertible Note Purchase Agreement (the “Agreement”) by and among Mascoma Corporation, a Delaware corporation (the “Corporation”), and the Purchasers party thereto. Capitalized terms used, but not defined, herein shall have the meaning set forth in the Agreement. This Disclosure Schedule is arranged in Sections corresponding to the numbered and lettered paragraphs contained in Section 3 of the Agreement.

Except as otherwise limited herein, all information and disclosures contained in this Disclosure Schedule are made as of the date of the Agreement, and their accuracy is confirmed only as of that date and not at a time thereafter. Any matter disclosed in any section of the Disclosure Schedule shall qualify the corresponding paragraph of the Agreement. Any information disclosed in a specific section shall be deemed to be disclosed and incorporated into any other section where such disclosure is reasonably apparent from the context of the disclosure.

No implication shall be drawn that any information provided herein is necessarily material or otherwise required to be disclosed, or that the inclusion of such information establishes or implies a standard of materiality or any other standard for disclosure under the Agreement. The information provided herein is provided for the purpose of disclosure under the Agreement and shall not be deemed to constitute an acknowledgement by the Corporation of any liability or obligation set forth herein.

This Disclosure Schedule is qualified in its entirety by reference to specific provisions of the Agreement, and is not intended to broaden the scope of any representation or warranty of the Corporation contained in the Agreement. Headings have been inserted for each section of this Disclosure Schedule for convenience and reference only and shall not have the effect of amending or changing the express description of such sections as set forth in the Agreement or altering the disclosures contained therein

The following Sections are attached hereto:

Section 3.01	Organization
Section 3.03	Capitalization

Section 3.01

Organization

1.	The Corporation is qualified to do business in the Commonwealth of Massachusetts.

2.	The Corporation is qualified to do business in the State of New York.

3.	The Corporation is qualified to do business in the State of New Hampshire, under the name Mascoma Bioethanol.

Section 3.03

Capitalization

1.	The following table lists all holders of Common Stock:

Name	Shares

Lee R. Lynd	500,000

Charles E. Wyman	400,000

Colin R. South	400,000

Dartmouth College	400,000

Robert J. Johnsen	212,498

Bruce A. Jamerson	417,840

Blair R. Collins	79,008

Ginja R. Collins	79,007

Peter H. Rothstein	24,000

John C. Niles	22,988

Sen. Tom Daschle	20,000

John P. Ellersick	20,000

Karyn Anderson	5,000

Jesse McCool	4,375

Richard Martin	2,865

David Hogsett	100,000

Jonathan Mielenz	100,000

Lee Lynd 2007 Grantor Retained Annuity Trust	300,000

Stellenbosch University Investment Trust	200,000

Susan Nedell	10,000

(1)	Option exercise.

2.	The following table lists all holders of holders of Series A Preferred Stock:

Name	Shares

Flagship Ventures Fund 2004, L.P.	1,250,000

Khosla Ventures I, LP	3,750,000

3.	The following table lists all holders of Series A1 Preferred Stock:

Name	Shares

Khosla Ventures I, LP	3,750,000

Flagship Ventures Fund 2004, L.P.	1,250,000

4.	The following table lists all holders of Series B Preferred Stock:

Name	Shares

General Catalyst Group IV, L.P.	3,374,875

GC Entrepreneurs Fund IV, L.P.	89,544

KPCB Holdings, Inc., as Nominee	2,996,255

Khosla Ventures I, LP	561,798

Flagship Ventures Fund 2004, L.P.	1,217,228

Vantagepoint Venture Partners 2006 (Q), L.P.	1,123,596

VantagePoint CleanTech Partners, L.P.	1,123,595

Pinnacle Ventures II-A, L.P.	4,495

Pinnacle Ventures II-B, L.P.	188,764

Pinnacle Ventures II-C, L.P.	15,730

Pinnacle Ventures II-R, L.P.	15,730

Atlas Venture Fund VII, L.P.	374,532

Dean W. Rybeck	93,633

Barbara D. Rybeck	37,453

Susan Williams	5,618

David Noda and Kay M. Nishiyama (as joint tenants with right of survivorship)	18,727

5.	The following table lists all holders of Series C Preferred Stock (the “Series C Holders”):

Name	Shares

MPC Investment LLC	1,562,500

General Catalyst Group IV, L.P.	517,519

GC Entrepreneurs Fund IV, L.P.	13,731

KPCB Holdings, Inc., as nominee	453,125

Khosla Ventures I, LP	375,000

Flagship Ventures Fund 2004 L.P.	453,125

VantagePoint Venture Partners 2006 (Q), L.P.	226,563

VantagePoint CleanTech Partners, L.P.	226,562

Pinnacle Ventures II-A, L.P.	1,875

Pinnacle Ventures II-B, L.P.	78,750

Pinnacle Ventures II-C, L.P.	6,563

Pinnacle Ventures II-R, L.P.	6,562

Name	Shares

Pinnacle Ventures Equity Fund I, L.P.	378,125

Pinnacle Ventures Equity Fund I-O, L.P.	275,000

Pinnacle Ventures Equity Fund I Affiliates, L.P.	34,375

Atlas Venture Fund VII, L.P.	78,125

Purdue Research Foundation	76,425

David Mann	1,048

Larry Hannah	420

Bowen Engineering Corporation	48,283

Terry L. Bowen	22,119

Lowe’s Ltd., L.P.	22,109

Robert L. Bowen	22,077

Roch Enterprises, L.P.	18,640

Bradley D. Spindler	5,242

Bowen Bio-Energy, LLC	335,525

CRM Holdings, LLC	226,480

Brian J. Stater	41,939

R. Jeremy Grantham	2,343,750

Bluestem Growth & Income Fund III, LLC	156,250

Bluestem Select Opportunities Fund, LLC	156,250

Eric Lemelson	234,375

David Noda & Kay M. Nishiyama	14,062

Barbara D. Rybeck	15,625

Dean W. Rybeck	31,250

Malaysian Life Sciences Capital Fund	312,500

Piper Jaffray & Co	312,500

General Motors Corp	781,250

Fagen, Inc	156,250

Stack, LLC	156,250

Bruce A. Jamerson	173,438

6.	Attached hereto as Exhibit A, is a listing of all of the Corporation’s outstanding options to purchase shares of its Common Stock.

7.

In connection with the execution of the Loan and Security Agreement between the Corporation and Pinnacle Ventures, L.L.C. (“Pinnacle”), as agent for the lenders identified on Schedule 1 thereto (the “Pinnacle Lenders”), dated October 6, 2006, and as amended by an Amendment to Loan Agreement dated October 30, 2006 (as amended, the “Pinnacle Loan Agreement”), the Corporation granted to an affiliate of Pinnacle, Pinnacle Ventures II Equity Holdings, L.P. (the “Pinnacle Warrant Holder”), a warrant (the “Pinnacle Warrant”) exercisable for 162,500 shares (the “Pinnacle Shares”) of either: (i) the Corporation’s Series A1 Preferred Stock, par value $.001 per share (“Series A1 Preferred Stock”); or, under certain circumstances as defined therein, (ii) Common Stock or (iii) any security into which the Series A1 Preferred Stock or Common Stock may be converted, exchanged, reclassified or otherwise changed. The exercise price of the Pinnacle Warrant is $1.00 per share.

8.	In connection with the execution of the Loan and Security Agreement between the Corporation and Pinnacle, as agent for the lenders identified on Schedule 1B thereto, dated February 5, 2008 (the “Pinnacle 2008 Loan Agreement”), the Corporation granted to an affiliate of Pinnacle, Pinnacle Ventures II Equity Holdings, L.L.C. (the “Pinnacle Warrant Holder”), a warrant (the “Pinnacle Series B Warrant”) exercisable for a certain number of shares by a calculation provided therein (the “Pinnacle Series B Shares”) of either: (i) the Corporation’s Series B Preferred Stock, par value $.001 per share (“Series B Preferred Stock”); or, under certain circumstances as defined therein, (ii) Common Stock or (iii) any security into which the Series B Preferred Stock or Common Stock may be converted, exchanged, reclassified or otherwise changed. The exercise price of the Pinnacle Series B Warrant is $2.67 per share.

9.	In connection with the execution of the Pinnacle 2008 Loan Agreement between the Corporation and Pinnacle, as agent for the lenders identified on Schedule 1B thereto, the Corporation granted to the Pinnacle Warrant Holder a warrant (the “Pinnacle Series C Warrant”) exercisable for a certain number of shares by a calculation provided therein (the “Pinnacle Preferred Shares”) of either: (i) the Corporation’s Series B Preferred Stock or the Company’s Series C Preferred Stock, par value $.001 per share (“Series C Preferred Stock”); or, under certain circumstances as defined therein, (ii) Common Stock or (iii) any security into which the Series B Preferred Stock, Series C Preferred Stock, or Common Stock may be converted, exchanged, reclassified or otherwise changed. The exercise price of the Pinnacle Series C Warrant is an amount to be determined by a calculation provided in the Pinnacle 2008 Loan Agreement.

10.	The Stock Purchase Agreement between Dartmouth College (“Dartmouth”) and the Corporation, dated July 10, 2006 (the “Dartmouth SPA”), provides that Dartmouth shall have the right (the “Dartmouth Put”) for a period of three months after the fifth anniversary of the Dartmouth SPA, subject to certain limitations described therein, to put the shares of Common Stock issued and sold to Dartmouth pursuant to the Dartmouth SPA (the “Dartmouth Shares”) to the Corporation at the fair market value of such Shares at the time that the Dartmouth Put is exercised.

11.	Pursuant to the Letter of Understanding to Conduct an Executive Search between Schweichler Price & Partners, Inc. (“Schweichler”) and the Corporation, dated January 1, 2007 (the “Schweichler Agreement”), Schweichler has a right to purchase up to 7,634 shares of Common Stock (the “Schweichler Shares”), at an aggregate purchase price of $10,000.54. On July 11, 2007, the Corporation notified Schweichler of its right purchase the Schweichler Shares and, on November 12, 2007, the Corporation received notice from Schweichler that Schweichler would not purchase the Schweichler Shares.

12.	In connection with the Corporation’s issuance of stock options to its employees in the State of New York pursuant to the option plan, the Corporation failed to timely file the paperwork qualifying the Corporation, pursuant to N.Y. GEN. BUS. LAW § 359-f-2-e, for an exemption from registration in the State of New York as required by N.Y. GEN. BUS. LAW § 359-e. The Corporation filed documents with the State of New York to obtain an exemption from registration.

13.	The Dartmouth Shares, the Stellenbosch Shares and the shares of Common Stock held by David Hogsett and Jonathan Mielenz, transferred from Advanced Bioconversion Technologies, Inc. (the “ABT Shares”) are not subject to vesting in favor of the Corporation.

14.	The shares of Common Stock held by Robert J. Johnsen are not subject to vesting in favor of the Corporation. Such shares vested in accordance with the stock restriction and repurchase agreement between the Corporation and Mr. Johnsen (the “Johnsen Stock Agreement”) when his employment was terminated by the Corporation without Cause (as defined therein), effective July 7, 2006, pursuant to a separation agreement between Mr. Johnsen and the Corporation, dated September 19, 2006 (the “Johnsen Separation Agreement”). The Corporation elected to repurchase at cost the shares held by Mr. Johnsen that were subject to the Johnsen Stock Agreement and which had not become vested thereunder.

15.	All of the issued and outstanding shares of Common Stock held by Colin R. South, Lee R. Lynd, the Lee Lynd 2007 Grantor Retained Annuity Trust, and Charles E. Wyman are restricted stock, subject to vesting in equal monthly installments over four years and partial acceleration of vesting in the event of certain occurrences within 12 months of a “Change of Control,” as defined in the relevant stock restriction and repurchase agreements between the Corporation and each such individual.

16.	As noted above and in Exhibit A, certain options for the purchase of the Corporation’s Common Stock do not vest over four years in monthly installments. Certain of the options granted to William J. Brady are subject to accelerated vesting in connection with a Change of Control.

Exhibit A

Corporation’s Outstanding Options to Purchase Shares of its Common Stock

Grant Date	Participant Name	Plan	Grant Type	Shares Granted	Vesting Template	Vested	Unvested	Outstanding
5/12/2006	Wyman, Charlie	2006 Stock Incentive Plan	NQSO	66,667	2 year monthly	66,667	0	66,667
5/12/2006	Lynd, Lee	2006 Stock Incentive Plan	NQSO	133,333	2 year monthly	133,333	0	133,333
5/13/2006	Sivasubramanian, M.S.	2006 Stock Incentive Plan	ISO	37,500	25% on 1 year anniversary, 1/48 monthly thereafter	35,937	1,563	37,500
6/16/2006	Arnold, Frances	2006 Stock Incentive Plan	NQSO	37,500	4 year quarterly	35,156	2,344	37,500
6/16/2006	Johnson, Donald	2006 Stock Incentive Plan	NQSO	37,500	4 year quarterly	35,156	2,344	37,500
7/19/2006	Dale, Bruce	2006 Stock Incentive Plan	NQSO	15,000	4 year quarterly	13,125	1,875	15,000
7/19/2006	Saddler, John	2006 Stock Incentive Plan	NQSO	15,000	4 year quarterly	13,125	1,875	15,000
7/19/2006	Soucaille, Philippe	2006 Stock Incentive Plan	NQSO	37,500	4 year quarterly	32,813	4,687	37,500

11/1/2006	Warner, Anne	2006 Stock Incentive Plan	ISO	5,500	50% vested on grant and ratable vesting for following 24 months	5,500	0	5,500
11/1/2006	Thorne, Philip	2006 Stock Incentive Plan	ISO	7,500	25% on 9/20/07, 1/48 monthly thereafter	6,406	1,094	7,500
11/1/2006	Olson, Daniel	2006 Stock Incentive Plan	ISO	7,500	25% on 9/20/07, 1/48 monthly thereafter	6,406	1,094	7,500
11/1/2006	Donoghue, Joanne	2006 Stock Incentive Plan	ISO	7,500	25% on 9/20/07, 1/48 monthly thereafter	6,406	1,094	7,500
11/1/2006	Bardsley, John	2006 Stock Incentive Plan	ISO	7,500	25% on 9/20/07, 1/48 monthly thereafter	6,406	1,094	7,500
11/1/2006	Liu, Chaogang	2006 Stock Incentive Plan	ISO	7,500	25% on 9/20/07, 1/48 monthly thereafter	6,406	1,094	7,500
11/1/2006	Herring, Christopher	2006 Stock Incentive Plan	ISO	20,000	25% on 9/20/07, 1/48 monthly thereafter	17,083	2,917	20,000
11/1/2006	Rajgarhia, Vineet	2006 Stock Incentive Plan	ISO	100,000	25% on 9/20/07, 1/48 monthly thereafter	85,417	14,583	100,000
11/1/2006	Hogsett, David	2006 Stock Incentive Plan	ISO	200,000	25% on 9/20/07, 1/48 monthly thereafter	170,833	29,167	200,000
12/21/2006	Cameron, Doug	2006 Stock Incentive Plan	NQSO	25,000	4 year monthly	19,792	5,208	25,000
12/21/2006	Sivasubramanian, M.S.	2006 Stock Incentive Plan	ISO	62,500	25% on 1 year anniversary, 1/48 monthly thereafter	49,479	13,021	62,500
1/23/2007	Livingstone, Tanya	2006 Stock Incentive Plan	ISO	500	25% on 1 year anniversary, 1/48 monthly thereafter	385	115	500
1/23/2007	Caiazza, Nicky	2006 Stock Incentive Plan	ISO	20,000	25% on 1 year anniversary, 1/48 monthly thereafter	15,417	4,583	20,000
1/23/2007	Linkkila, Timothy	2006 Stock Incentive Plan	ISO	125,000	25% on 1 year anniversary, 1/48 monthly thereafter	96,354	28,646	125,000
6/15/2007	Foster, Abigail	2006 Stock Incentive Plan	ISO	1,000	25% on 1 year anniversary, 1/48 monthly thereafter	771	229	1,000
6/15/2007	Miller, Bethany	2006 Stock Incentive Plan	ISO	1,000	25% on 1 year anniversary, 1/48 monthly thereafter	771	229	1,000
6/15/2007	Villari, Jeffrey	2006 Stock Incentive Plan	ISO	2,500	25% on 1 year anniversary, 1/48 monthly thereafter	1,719	781	2,500
6/15/2007	Deleault, Kristen	2006 Stock Incentive Plan	ISO	3,500	25% on 1 year anniversary, 1/48 monthly thereafter	2,552	948	3,500
6/15/2007	Willies, Deidre	2006 Stock Incentive Plan	ISO	6,900	25% on 1 year anniversary, 1/48 monthly thereafter	5,894	1,006	6,900
6/15/2007	Linskey, Larry	2006 Stock Incentive Plan	ISO	10,000	20% on 1 year anniversary, 1/60 monthly thereafter	5,500	4,500	10,000
6/15/2007	Froehlich, Alan	2006 Stock Incentive Plan	ISO	12,500	25% on 1 year anniversary, 1/48 monthly thereafter	8,854	3,646	12,500
6/15/2007	Sakhare, Anil	2006 Stock Incentive Plan	ISO	15,000	20% on 1 year anniversary, 1/60 monthly thereafter	8,250	6,750	15,000
6/15/2007	McBride, John	2006 Stock Incentive Plan	ISO	15,000	25% on 1 year anniversary, 1/48 monthly thereafter	11,250	3,750	15,000
6/15/2007	Hsu, Huan	2006 Stock Incentive Plan	ISO	18,000	25% on 1 year anniversary, 1/48 monthly thereafter	13,875	4,125	18,000
6/15/2007	Wenger, Kevin	2006 Stock Incentive Plan	ISO	40,000	25% on 1 year anniversary, 1/48 monthly thereafter	27,500	12,500	40,000
6/15/2007	van Rooyen, Justin	2006 Stock Incentive Plan	ISO	50,000	25% on 1 year anniversary, 1/48 monthly thereafter	34,375	15,625	50,000
6/15/2007	Flatt, James	2006 Stock Incentive Plan	ISO	400,000	20% on 1 year anniversary, 1/60 monthly thereafter	220,000	180,000	400,000
6/15/2007	Jamerson, Bruce	2006 Stock Incentive Plan	ISO	1,675,000	20% on 1 year anniversary, 1/60 monthly thereafter	725,833	0	725,833
10/26/2007	Murphy, Daniel	2006 Stock Incentive Plan	ISO	1,500	20% on 1 year anniversary, 1/60 monthly thereafter	750	0	750
10/26/2007	Pringle, Gayl	2006 Stock Incentive Plan	ISO	1,000	20% on 1 year anniversary, 1/60 monthly thereafter	517	483	1,000
10/26/2007	Mayhew, Paula	2006 Stock Incentive Plan	ISO	5,500	20% on 1 year anniversary, 1/60 monthly thereafter	2,383	0	2,383
10/26/2007	Gandhi, Chhayal	2006 Stock Incentive Plan	ISO	5,500	20% on 1 year anniversary, 1/60 monthly thereafter	2,933	2,567	5,500
10/26/2007	Thorngren, Naomi	2006 Stock Incentive Plan	ISO	5,500	20% on 1 year anniversary, 1/60 monthly thereafter	2,750	2,750	5,500
10/26/2007	Argyros, Arron	2006 Stock Incentive Plan	ISO	5,500	20% on 1 year anniversary, 1/60 monthly thereafter	2,750	2,750	5,500
10/26/2007	Johnson, Jessica	2006 Stock Incentive Plan	ISO	5,500	20% on 1 year anniversary, 1/60 monthly thereafter	2,658	2,842	5,500
10/26/2007	Richards, Matthew	2006 Stock Incentive Plan	ISO	5,500	20% on 1 year anniversary, 1/60 monthly thereafter	2,658	2,842	5,500
10/26/2007	Quackenbush, Dennis	2006 Stock Incentive Plan	ISO	8,500	20% on 1 year anniversary, 1/60 monthly thereafter	4,392	4,108	8,500
10/26/2007	Feinberg, Larry	2006 Stock Incentive Plan	ISO	12,500	20% on 1 year anniversary, 1/60 monthly thereafter	6,250	6,250	12,500

Grant Date	Participant Name	Plan	Grant Type	Shares Granted	Vesting Template	Vested	Unvested	Outstanding
10/26/2007	Shaw IV, Arthur	2006 Stock Incentive Plan	ISO	15,000	20% on 1 year anniversary, 1/60 monthly thereafter	7,750	7,250	15,000
10/26/2007	Xu, Haowen	2006 Stock Incentive Plan	ISO	15,000	25% on 1 year anniversary, 1/48 monthly thereafter	9,688	5,312	15,000
10/26/2007	Brevnova, Elena	2006 Stock Incentive Plan	ISO	20,000	20% on 1 year anniversary, 1/60 monthly thereafter	10,000	10,000	20,000
10/26/2007	Farnsworth, Keith	2006 Stock Incentive Plan	ISO	20,000	20% on 1 year anniversary, 1/60 monthly thereafter	10,333	9,667	20,000
10/26/2007	Kenealy, William	2006 Stock Incentive Plan	ISO	50,000	25% on 1 year anniversary, 1/48 monthly thereafter	33,333	16,667	50,000
10/26/2007	Doody, Eileen	2006 Stock Incentive Plan	ISO	50,000	20% on 1 year anniversary, 1/60 monthly thereafter	25,000	25,000	50,000
10/26/2007	Huggins, Jack	2006 Stock Incentive Plan	NQSO	80,000	4 year quarterly	50,000	30,000	80,000
2/12/2008	Covalla, Sean	2006 Stock Incentive Plan	ISO	1,500	20% on 1 year anniversary, 1/60 monthly thereafter	650	850	1,500
2/12/2008	Foster, Abigail	2006 Stock Incentive Plan	ISO	2,000	20% on 1 year anniversary, 1/60 monthly thereafter	800	1,200	2,000
2/12/2008	Ahlgren, Simon	2006 Stock Incentive Plan	ISO	5,000	20% on 1 year anniversary, 1/60 monthly thereafter	2,167	2,833	5,000
2/12/2008	Shikhare, Indraneel	2006 Stock Incentive Plan	ISO	5,000	20% on 1 year anniversary, 1/60 monthly thereafter	2,167	2,833	5,000
2/12/2008	Rice, Charles	2006 Stock Incentive Plan	ISO	5,000	20% on 1 year anniversary, 1/60 monthly thereafter	2,333	2,667	5,000
2/12/2008	Margolis, Nathan	2006 Stock Incentive Plan	ISO	5,000	20% on 1 year anniversary, 1/60 monthly thereafter	2,250	2,750	5,000
2/12/2008	Mellon, Mark	2006 Stock Incentive Plan	ISO	10,000	20% on 1 year anniversary, 1/60 monthly thereafter	4,833	5,167	10,000
2/12/2008	Keating, Jeffery	2006 Stock Incentive Plan	ISO	10,000	20% on 1 year anniversary, 1/60 monthly thereafter	4,167	5,833	10,000
2/12/2008	Denyer, Martha	2006 Stock Incentive Plan	ISO	25,000	20% on 1 year anniversary, 1/60 monthly thereafter	10,417	0	10,417
2/12/2008	Tripathi, Shital	2006 Stock Incentive Plan	ISO	12,500	20% on 1 year anniversary, 1/60 monthly thereafter	5,417	7,083	12,500
2/12/2008	Simms, Pat	2006 Stock Incentive Plan	NQSO	15,000	4 year quarterly	7,500	7,500	15,000
2/12/2008	Polanowicz, Todd	2006 Stock Incentive Plan	ISO	20,000	20% on 1 year anniversary, 1/60 monthly thereafter	9,667	10,333	20,000
2/12/2008	Wenger, Kevin	2006 Stock Incentive Plan	ISO	20,000	20% on 1 year anniversary, 1/60 monthly thereafter	8,333	11,667	20,000
2/12/2008	Hannon, John	2006 Stock Incentive Plan	ISO	20,000	20% on 1 year anniversary, 1/60 monthly thereafter	8,667	11,333	20,000
2/12/2008	Lloyd, Todd	2006 Stock Incentive Plan	ISO	20,000	20% on 1 year anniversary, 1/60 monthly thereafter	9,000	11,000	20,000
2/12/2008	Rajgarhia, Vineet	2006 Stock Incentive Plan	ISO	25,000	20% on 1 year anniversary, 1/60 monthly thereafter	10,417	14,583	25,000
2/12/2008	DiMasi, Don	2006 Stock Incentive Plan	ISO	65,000	20% on 1 year anniversary, 1/60 monthly thereafter	27,083	37,917	65,000
2/12/2008	Ladish, Mike	2006 Stock Incentive Plan	ISO	80,000	20% on 1 year anniversary, 1/60 monthly thereafter	36,000	44,000	80,000
2/12/2008	Belcher, Alan	2006 Stock Incentive Plan	ISO	300,000	20% on 1 year anniversary, 1/60 monthly thereafter	125,000	175,000	300,000
4/11/2008	Osterlund, Kathi	2006 Stock Incentive Plan	ISO	1,000	20% on 1 year anniversary, 1/60 monthly thereafter	433	567	1,000
4/11/2008	Foden, Justine	2006 Stock Incentive Plan	ISO	1,500	20% on 1 year anniversary, 1/60 monthly thereafter	600	900	1,500
4/11/2008	Hau, Heidi	2006 Stock Incentive Plan	ISO	12,500	20% on 1 year anniversary, 1/60 monthly thereafter	5,000	7,500	12,500
4/11/2008	Zhang, Jiayi	2006 Stock Incentive Plan	ISO	15,000	20% on 1 year anniversary, 1/60 monthly thereafter	6,250	8,750	15,000
4/11/2008	Kaiser, Chris	2006 Stock Incentive Plan	NQSO	15,000	4 year quarterly	7,500	7,500	15,000
4/11/2008	Newman, Diane	2006 Stock Incentive Plan	NQSO	15,000	4 year quarterly	7,500	7,500	15,000
4/11/2008	Wiswall, Erin	2006 Stock Incentive Plan	ISO	15,000	20% on 1 year anniversary, 1/60 monthly thereafter	6,000	9,000	15,000
4/11/2008	Agbogbo, Frank	2006 Stock Incentive Plan	ISO	15,000	20% on 1 year anniversary, 1/60 monthly thereafter	6,000	9,000	15,000
4/11/2008	Olesen, Eric	2006 Stock Incentive Plan	ISO	20,000	20% on 1 year anniversary, 1/60 monthly thereafter	7,667	12,333	20,000
7/16/2008	Flint Steven	2006 Stock Incentive Plan	ISO	1,000	20% on 1 year anniversary, 1/60 monthly thereafter	350	650	1,000
7/16/2008	Wengert William	2006 Stock Incentive Plan	ISO	1,000	20% on 1 year anniversary, 1/60 monthly thereafter	350	650	1,000
7/16/2008	Gilmour Kathryn	2006 Stock Incentive Plan	ISO	1,000	20% on 1 year anniversary, 1/60 monthly thereafter	350	650	1,000
7/16/2008	Skinner Ryan	2006 Stock Incentive Plan	ISO	1,000	20% on 1 year anniversary, 1/60 monthly thereafter	350	650	1,000
7/16/2008	Barrett, Trisha	2006 Stock Incentive Plan	ISO	4,000	20% on 1 year anniversary, 1/60 monthly thereafter	1,333	2,667	4,000
7/16/2008	Mishra Rajeev	2006 Stock Incentive Plan	ISO	5,000	20% on 1 year anniversary, 1/60 monthly thereafter	1,833	3,167	5,000
7/16/2008	Lu Yulin	2006 Stock Incentive Plan	ISO	12,500	20% on 1 year anniversary, 1/60 monthly thereafter	4,167	8,333	12,500
7/16/2008	Jamerson, Bruce	2006 Stock Incentive Plan	NQSO	350,000	20% on 1 year anniversary, 1/60 monthly thereafter	75,833	0	75,833
10/23/2008	Andrews II, Michael	2006 Stock Incentive Plan	ISO	1,000	20% on 1 year anniversary, 1/60 monthly thereafter	317	0	317
10/23/2008	Gibson, Karen	2006 Stock Incentive Plan	ISO	1,000	20% on 1 year anniversary, 1/60 monthly thereafter	283	717	1,000
10/23/2008	Forman, James	2006 Stock Incentive Plan	ISO	1,000	20% on 1 year anniversary, 1/60 monthly thereafter	333	667	1,000
10/23/2008	Gadway, Joseph	2006 Stock Incentive Plan	ISO	1,000	20% on 1 year anniversary, 1/60 monthly thereafter	283	717	1,000

Grant Date	Participant Name	Plan	Grant Type	Shares Granted	Vesting Template	Vested	Unvested	Outstanding
10/23/2008	Gulseth, Eric	2006 Stock Incentive Plan	ISO	1,000	20% on 1 year anniversary, 1/60 monthly thereafter	300	700	1,000
10/23/2008	Corteux, Michael	2006 Stock Incentive Plan	ISO	1,000	20% on 1 year anniversary, 1/60 monthly thereafter	333	667	1,000
10/23/2008	Bartlett, Leon	2006 Stock Incentive Plan	ISO	1,000	20% on 1 year anniversary, 1/60 monthly thereafter	283	717	1,000
10/23/2008	Houghton, Larry	2006 Stock Incentive Plan	ISO	1,000	20% on 1 year anniversary, 1/60 monthly thereafter	317	683	1,000
10/23/2008	Preinitz, Helmi	2006 Stock Incentive Plan	ISO	1,500	20% on 1 year anniversary, 1/60 monthly thereafter	475	1,025	1,500
10/23/2008	Kinne, Marny	2006 Stock Incentive Plan	ISO	2,500	20% on 1 year anniversary, 1/60 monthly thereafter	750	1,750	2,500
10/23/2008	Isci, Asli	2006 Stock Incentive Plan	ISO	12,500	20% on 1 year anniversary, 1/60 monthly thereafter	3,750	0	3,750
10/23/2008	Rogers, Stephen	2006 Stock Incentive Plan	ISO	5,500	20% on 1 year anniversary, 1/60 monthly thereafter	1,833	3,667	5,500
10/23/2008	Chiu, Yin Yang	2006 Stock Incentive Plan	ISO	5,500	20% on 1 year anniversary, 1/60 monthly thereafter	1,467	4,033	5,500
10/23/2008	Stonehouse, Emily	2006 Stock Incentive Plan	ISO	10,000	20% on 1 year anniversary, 1/60 monthly thereafter	3,167	6,833	10,000
10/23/2008	Sillers, William	2006 Stock Incentive Plan	ISO	10,000	20% on 1 year anniversary, 1/60 monthly thereafter	3,167	6,833	10,000
10/23/2008	Gilbert, Alan	2006 Stock Incentive Plan	ISO	15,000	20% on 1 year anniversary, 1/60 monthly thereafter	4,250	10,750	15,000
10/23/2008	Jones, Lisa	2006 Stock Incentive Plan	ISO	15,000	20% on 1 year anniversary, 1/60 monthly thereafter	4,250	10,750	15,000
10/23/2008	Licht, Steve	2006 Stock Incentive Plan	ISO	40,000	20% on 1 year anniversary, 1/60 monthly thereafter	11,333	28,667	40,000
12/17/2008	Murphy, Daniel	2006 Stock Incentive Plan	NQSO	2,000	20% on 1 year anniversary, 1/60 monthly thereafter	400	0	400
12/17/2008	Andrews II, Michael	2006 Stock Incentive Plan	NQSO	2,000	20% on 1 year anniversary, 1/60 monthly thereafter	467	0	467
12/17/2008	Mayhew, Paula	2006 Stock Incentive Plan	NQSO	4,500	20% on 1 year anniversary, 1/60 monthly thereafter	900	0	900
12/17/2008	Isci, Asli	2006 Stock Incentive Plan	NQSO	4,125	20% on 1 year anniversary, 1/60 monthly thereafter	963	0	963
12/17/2008	Pringle, Gayl	2006 Stock Incentive Plan	NQSO	1,000	20% on 1 year anniversary, 1/60 monthly thereafter	233	767	1,000
12/17/2008	Miller, Bethany	2006 Stock Incentive Plan	NQSO	1,500	20% on 1 year anniversary, 1/60 monthly thereafter	350	1,150	1,500
12/17/2008	Shikhare, Indraneel	2006 Stock Incentive Plan	NQSO	1,500	20% on 1 year anniversary, 1/60 monthly thereafter	350	1,150	1,500
12/17/2008	Gibson, Karen	2006 Stock Incentive Plan	NQSO	1,500	20% on 1 year anniversary, 1/60 monthly thereafter	350	1,150	1,500
12/17/2008	Foden, Justine	2006 Stock Incentive Plan	NQSO	1,500	20% on 1 year anniversary, 1/60 monthly thereafter	350	1,150	1,500
12/17/2008	Covalla, Sean	2006 Stock Incentive Plan	NQSO	1,500	20% on 1 year anniversary, 1/60 monthly thereafter	350	1,150	1,500
12/17/2008	van Rooyen, Justin	2006 Stock Incentive Plan	NQSO	1,666	Milestone C #2-12/17/08-5,000 shares	0	1,666	1,666
12/17/2008	Licht, Steve	2006 Stock Incentive Plan	NQSO	1,666	Milestone C #2-12/17/08-5,000 shares	0	1,666	1,666
12/17/2008	Licht, Steve	2006 Stock Incentive Plan	NQSO	1,667	Milestone C #3-12/17/08-5,000 shares	0	1,667	1,667
12/17/2008	van Rooyen, Justin	2006 Stock Incentive Plan	NQSO	1,667	Milestone C #3-12/17/08-5,000 shares	0	1,667	1,667
12/17/2008	Bartlett, Leon	2006 Stock Incentive Plan	NQSO	2,000	20% on 1 year anniversary, 1/60 monthly thereafter	467	1,533	2,000
12/17/2008	Flint Steven	2006 Stock Incentive Plan	NQSO	2,000	20% on 1 year anniversary, 1/60 monthly thereafter	467	1,533	2,000
12/17/2008	Corteux, Michael	2006 Stock Incentive Plan	NQSO	2,000	20% on 1 year anniversary, 1/60 monthly thereafter	467	1,533	2,000
12/17/2008	Forman, James	2006 Stock Incentive Plan	NQSO	2,000	20% on 1 year anniversary, 1/60 monthly thereafter	467	1,533	2,000
12/17/2008	Rice, Charles	2006 Stock Incentive Plan	NQSO	2,000	20% on 1 year anniversary, 1/60 monthly thereafter	467	1,533	2,000
12/17/2008	Ahlgren, Simon	2006 Stock Incentive Plan	NQSO	2,000	20% on 1 year anniversary, 1/60 monthly thereafter	467	1,533	2,000
12/17/2008	Gadway, Joseph	2006 Stock Incentive Plan	NQSO	2,000	20% on 1 year anniversary, 1/60 monthly thereafter	467	1,533	2,000
12/17/2008	Gulseth, Eric	2006 Stock Incentive Plan	NQSO	2,000	20% on 1 year anniversary, 1/60 monthly thereafter	467	1,533	2,000
12/17/2008	Houghton, Larry	2006 Stock Incentive Plan	NQSO	2,000	20% on 1 year anniversary, 1/60 monthly thereafter	467	1,533	2,000
12/17/2008	Wengert William	2006 Stock Incentive Plan	NQSO	2,500	20% on 1 year anniversary, 1/60 monthly thereafter	583	1,917	2,500
12/17/2008	Quackenbush, Dennis	2006 Stock Incentive Plan	NQSO	2,500	20% on 1 year anniversary, 1/60 monthly thereafter	583	1,917	2,500
12/17/2008	Livingstone, Tanya	2006 Stock Incentive Plan	NQSO	2,500	20% on 1 year anniversary, 1/60 monthly thereafter	583	1,917	2,500
12/17/2008	Olson, Daniel	2006 Stock Incentive Plan	NQSO	2,500	20% on 1 year anniversary, 1/60 monthly thereafter	583	1,917	2,500
12/17/2008	Denyer, Martha	2006 Stock Incentive Plan	NQSO	12,500	20% on 1 year anniversary, 1/60 monthly thereafter	2,500	0	2,500
12/17/2008	Wenger, Kevin	2006 Stock Incentive Plan	NQSO	2,500	Milestone D #3-12/17/08-7,500 shares	0	2,500	2,500
12/17/2008	DiMasi, Don	2006 Stock Incentive Plan	NQSO	2,500	Milestone D #2-12/17/08-7,500 shares	0	2,500	2,500
12/17/2008	DiMasi, Don	2006 Stock Incentive Plan	NQSO	2,500	Milestone D #3-12/17/08-7,500 shares	0	2,500	2,500
12/17/2008	Wenger, Kevin	2006 Stock Incentive Plan	NQSO	2,500	Milestone D #2-12/17/08-7,500 shares	0	2,500	2,500
12/17/2008	Gandhi, Chhayal	2006 Stock Incentive Plan	NQSO	3,000	20% on 1 year anniversary, 1/60 monthly thereafter	700	2,300	3,000

Grant Date	Participant Name	Plan	Grant Type	Shares Granted	Vesting Template	Vested	Unvested	Outstanding
12/17/2008	Rogers, Stephen	2006 Stock Incentive Plan	NQSO	3,000	20% on 1 year anniversary, 1/60 monthly thereafter	700	2,300	3,000
12/17/2008	Chiu, Yin Yang	2006 Stock Incentive Plan	NQSO	3,000	20% on 1 year anniversary, 1/60 monthly thereafter	700	2,300	3,000
12/17/2008	Thorngren, Naomi	2006 Stock Incentive Plan	NQSO	3,500	20% on 1 year anniversary, 1/60 monthly thereafter	817	2,683	3,500
12/17/2008	Richards, Matthew	2006 Stock Incentive Plan	NQSO	3,500	20% on 1 year anniversary, 1/60 monthly thereafter	817	2,683	3,500
12/17/2008	Bardsley, John	2006 Stock Incentive Plan	NQSO	3,500	20% on 1 year anniversary, 1/60 monthly thereafter	817	2,683	3,500
12/17/2008	Foster, Abigail	2006 Stock Incentive Plan	NQSO	3,500	20% on 1 year anniversary, 1/60 monthly thereafter	817	2,683	3,500
12/17/2008	Warner, Anne	2006 Stock Incentive Plan	NQSO	3,500	20% on 1 year anniversary, 1/60 monthly thereafter	817	2,683	3,500
12/17/2008	Johnson, Jessica	2006 Stock Incentive Plan	NQSO	3,500	20% on 1 year anniversary, 1/60 monthly thereafter	817	2,683	3,500
12/17/2008	Barrett, Trisha	2006 Stock Incentive Plan	NQSO	3,500	20% on 1 year anniversary, 1/60 monthly thereafter	817	2,683	3,500
12/17/2008	Willies, Deidre	2006 Stock Incentive Plan	NQSO	3,500	20% on 1 year anniversary, 1/60 monthly thereafter	817	2,683	3,500
12/17/2008	Stonehouse, Emily	2006 Stock Incentive Plan	NQSO	4,000	20% on 1 year anniversary, 1/60 monthly thereafter	933	3,067	4,000
12/17/2008	Villari, Jeffrey	2006 Stock Incentive Plan	NQSO	4,000	20% on 1 year anniversary, 1/60 monthly thereafter	933	3,067	4,000
12/17/2008	Jones, Lisa	2006 Stock Incentive Plan	NQSO	4,000	Milestone E #2-12/17/08-12,000 shares	0	4,000	4,000
12/17/2008	Jones, Lisa	2006 Stock Incentive Plan	NQSO	4,000	Milestone E #3-12/17/08-12,000 shares	0	4,000	4,000
12/17/2008	Lu Yulin	2006 Stock Incentive Plan	NQSO	4,125	20% on 1 year anniversary, 1/60 monthly thereafter	963	3,162	4,125
12/17/2008	Gilbert, Alan	2006 Stock Incentive Plan	NQSO	4,125	20% on 1 year anniversary, 1/60 monthly thereafter	963	3,162	4,125
12/17/2008	Zhang, Jiayi	2006 Stock Incentive Plan	NQSO	4,125	20% on 1 year anniversary, 1/60 monthly thereafter	963	3,162	4,125
12/17/2008	Hogsett, David	2006 Stock Incentive Plan	NQSO	4,166	Milestone F #2-12/17/08-12,500 shares	0	4,166	4,166
12/17/2008	Hogsett, David	2006 Stock Incentive Plan	NQSO	4,167	Milestone F #3-12/17/08-12,500 shares	0	4,167	4,167
12/17/2008	McBride, John	2006 Stock Incentive Plan	NQSO	4,500	20% on 1 year anniversary, 1/60 monthly thereafter	1,050	3,450	4,500
12/17/2008	Osterlund, Kathi	2006 Stock Incentive Plan	NQSO	4,500	20% on 1 year anniversary, 1/60 monthly thereafter	1,050	3,450	4,500
12/17/2008	Hau, Heidi	2006 Stock Incentive Plan	NQSO	4,500	20% on 1 year anniversary, 1/60 monthly thereafter	1,050	3,450	4,500
12/17/2008	Deleault, Kristen	2006 Stock Incentive Plan	NQSO	4,500	20% on 1 year anniversary, 1/60 monthly thereafter	1,050	3,450	4,500
12/17/2008	Preinitz, Helmi	2006 Stock Incentive Plan	NQSO	4,500	20% on 1 year anniversary, 1/60 monthly thereafter	1,050	3,450	4,500
12/17/2008	Feinberg, Larry	2006 Stock Incentive Plan	NQSO	4,500	20% on 1 year anniversary, 1/60 monthly thereafter	1,050	3,450	4,500
12/17/2008	Mellon, Mark	2006 Stock Incentive Plan	NQSO	4,500	20% on 1 year anniversary, 1/60 monthly thereafter	1,050	3,450	4,500
12/17/2008	Tripathi, Shital	2006 Stock Incentive Plan	NQSO	4,500	20% on 1 year anniversary, 1/60 monthly thereafter	1,050	3,450	4,500
12/17/2008	Sillers, William	2006 Stock Incentive Plan	NQSO	4,500	20% on 1 year anniversary, 1/60 monthly thereafter	1,050	3,450	4,500
12/17/2008	Skinner Ryan	2006 Stock Incentive Plan	NQSO	5,000	20% on 1 year anniversary, 1/60 monthly thereafter	1,167	3,833	5,000
12/17/2008	van Rooyen, Justin	2006 Stock Incentive Plan	NQSO	5,000	20% on 1 year anniversary, 1/60 monthly thereafter	1,167	3,833	5,000
12/17/2008	Licht, Steve	2006 Stock Incentive Plan	NQSO	5,000	20% on 1 year anniversary, 1/60 monthly thereafter	1,167	3,833	5,000
12/17/2008	Shaw IV, Arthur	2006 Stock Incentive Plan	NQSO	5,000	20% on 1 year anniversary, 1/60 monthly thereafter	1,167	3,833	5,000
12/17/2008	Argyros, Arron	2006 Stock Incentive Plan	NQSO	5,000	20% on 1 year anniversary, 1/60 monthly thereafter	1,167	3,833	5,000
12/17/2008	Xu, Haowen	2006 Stock Incentive Plan	NQSO	5,000	20% on 1 year anniversary, 1/60 monthly thereafter	1,167	3,833	5,000
12/17/2008	Doody, Eileen	2006 Stock Incentive Plan	NQSO	5,000	Milestone G #3 12/17/08-15,000 shares	0	5,000	5,000
12/17/2008	Linskey, Larry	2006 Stock Incentive Plan	NQSO	5,000	Milestone G #2 12/17/08-15,000 shares	0	5,000	5,000
12/17/2008	Linskey, Larry	2006 Stock Incentive Plan	NQSO	5,000	Milestone G #3 12/17/08-15,000 shares	0	5,000	5,000
12/17/2008	Doody, Eileen	2006 Stock Incentive Plan	NQSO	5,000	Milestone G #2 12/17/08-15,000 shares	0	5,000	5,000
12/17/2008	Thorne, Philip	2006 Stock Incentive Plan	NQSO	5,500	20% on 1 year anniversary, 1/60 monthly thereafter	1,283	4,217	5,500
12/17/2008	Gilmour Kathryn	2006 Stock Incentive Plan	NQSO	5,500	20% on 1 year anniversary, 1/60 monthly thereafter	1,283	4,217	5,500
12/17/2008	Hannon, John	2006 Stock Incentive Plan	NQSO	6,000	20% on 1 year anniversary, 1/60 monthly thereafter	1,400	4,600	6,000
12/17/2008	Keating, Jeffery	2006 Stock Incentive Plan	NQSO	6,000	20% on 1 year anniversary, 1/60 monthly thereafter	1,400	4,600	6,000
12/17/2008	Kenealy, William	2006 Stock Incentive Plan	NQSO	6,000	20% on 1 year anniversary, 1/60 monthly thereafter	1,400	4,600	6,000
12/17/2008	Brevnova, Elena	2006 Stock Incentive Plan	NQSO	6,000	20% on 1 year anniversary, 1/60 monthly thereafter	1,400	4,600	6,000
12/17/2008	Herring, Christopher	2006 Stock Incentive Plan	NQSO	6,000	20% on 1 year anniversary, 1/60 monthly thereafter	1,400	4,600	6,000
12/17/2008	Lloyd, Todd	2006 Stock Incentive Plan	NQSO	6,500	20% on 1 year anniversary, 1/60 monthly thereafter	1,517	4,983	6,500
12/17/2008	Sivasubramanian, M.S.	2006 Stock Incentive Plan	NQSO	6,666	Milestone H #2-12/17/08-20,000 shares	0	6,666	6,666

Grant Date	Participant Name	Plan	Grant Type	Shares Granted	Vesting Template	Vested	Unvested	Outstanding
12/17/2008	Linkkila, Timothy	2006 Stock Incentive Plan	NQSO	6,666	Milestone H #2-12/17/08-20,000 shares	0	6,666	6,666
12/17/2008	Rajgarhia, Vineet	2006 Stock Incentive Plan	NQSO	6,666	Milestone H #2-12/17/08-20,000 shares	0	6,666	6,666
12/17/2008	Sivasubramanian, M.S.	2006 Stock Incentive Plan	NQSO	6,667	Milestone H #3-12/17/08-20,000 shares	0	6,667	6,667
12/17/2008	Linkkila, Timothy	2006 Stock Incentive Plan	NQSO	6,667	Milestone H #3-12/17/08-20,000 shares	0	6,667	6,667
12/17/2008	Rajgarhia, Vineet	2006 Stock Incentive Plan	NQSO	6,667	Milestone H #3-12/17/08-20,000 shares	0	6,667	6,667
12/17/2008	Sakhare, Anil	2006 Stock Incentive Plan	NQSO	7,000	20% on 1 year anniversary, 1/60 monthly thereafter	1,633	5,367	7,000
12/17/2008	Caiazza, Nicky	2006 Stock Incentive Plan	NQSO	7,000	20% on 1 year anniversary, 1/60 monthly thereafter	1,633	5,367	7,000
12/17/2008	Wiswall, Erin	2006 Stock Incentive Plan	NQSO	7,000	20% on 1 year anniversary, 1/60 monthly thereafter	1,633	5,367	7,000
12/17/2008	Farnsworth, Keith	2006 Stock Incentive Plan	NQSO	7,000	20% on 1 year anniversary, 1/60 monthly thereafter	1,633	5,367	7,000
12/17/2008	Hsu, Huan	2006 Stock Incentive Plan	NQSO	7,000	20% on 1 year anniversary, 1/60 monthly thereafter	1,633	5,367	7,000
12/17/2008	Margolis, Nathan	2006 Stock Incentive Plan	NQSO	7,000	20% on 1 year anniversary, 1/60 monthly thereafter	1,633	5,367	7,000
12/17/2008	Donoghue, Joanne	2006 Stock Incentive Plan	NQSO	7,000	20% on 1 year anniversary, 1/60 monthly thereafter	1,633	5,367	7,000
12/17/2008	Froehlich, Alan	2006 Stock Incentive Plan	NQSO	7,000	20% on 1 year anniversary, 1/60 monthly thereafter	1,633	5,367	7,000
12/17/2008	Mishra Rajeev	2006 Stock Incentive Plan	NQSO	7,500	20% on 1 year anniversary, 1/60 monthly thereafter	1,750	5,750	7,500
12/17/2008	DiMasi, Don	2006 Stock Incentive Plan	NQSO	7,500	20% on 1 year anniversary, 1/60 monthly thereafter	1,750	5,750	7,500
12/17/2008	Wenger, Kevin	2006 Stock Incentive Plan	NQSO	7,500	20% on 1 year anniversary, 1/60 monthly thereafter	1,750	5,750	7,500
12/17/2008	Polanowicz, Todd	2006 Stock Incentive Plan	NQSO	8,000	20% on 1 year anniversary, 1/60 monthly thereafter	1,867	6,133	8,000
12/17/2008	Agbogbo, Frank	2006 Stock Incentive Plan	NQSO	8,000	20% on 1 year anniversary, 1/60 monthly thereafter	1,867	6,133	8,000
12/17/2008	Kinne, Marny	2006 Stock Incentive Plan	NQSO	8,125	20% on 1 year anniversary, 1/60 monthly thereafter	1,429	6,696	8,125
12/17/2008	Liu, Chaogang	2006 Stock Incentive Plan	NQSO	8,500	20% on 1 year anniversary, 1/60 monthly thereafter	1,983	6,517	8,500
12/17/2008	Olesen, Eric	2006 Stock Incentive Plan	NQSO	10,000	20% on 1 year anniversary, 1/60 monthly thereafter	2,333	7,667	10,000
12/17/2008	Jones, Lisa	2006 Stock Incentive Plan	NQSO	12,000	20% on 1 year anniversary, 1/60 monthly thereafter	2,800	9,200	12,000
12/17/2008	Hogsett, David	2006 Stock Incentive Plan	NQSO	12,500	20% on 1 year anniversary, 1/60 monthly thereafter	2,917	9,583	12,500
12/17/2008	Linskey, Larry	2006 Stock Incentive Plan	NQSO	15,000	20% on 1 year anniversary, 1/60 monthly thereafter	3,500	11,500	15,000
12/17/2008	Doody, Eileen	2006 Stock Incentive Plan	NQSO	15,000	20% on 1 year anniversary, 1/60 monthly thereafter	3,500	11,500	15,000
12/17/2008	Ladish, Mike	2006 Stock Incentive Plan	NQSO	16,666	Milestone J #2-12/17/2008-50,000 shares	0	16,666	16,666
12/17/2008	Ladish, Mike	2006 Stock Incentive Plan	NQSO	16,667	Milestone J #3-12/17/08-50,000 shares	0	16,667	16,667
12/17/2008	Sivasubramanian, M.S.	2006 Stock Incentive Plan	NQSO	20,000	20% on 1 year anniversary, 1/60 monthly thereafter	4,667	15,333	20,000
12/17/2008	Linkkila, Timothy	2006 Stock Incentive Plan	NQSO	20,000	20% on 1 year anniversary, 1/60 monthly thereafter	4,667	15,333	20,000
12/17/2008	Rajgarhia, Vineet	2006 Stock Incentive Plan	NQSO	20,000	20% on 1 year anniversary, 1/60 monthly thereafter	4,667	15,333	20,000
12/17/2008	Belcher, Alan	2006 Stock Incentive Plan	NQSO	20,833	Milestone K #3-12/17/2008-62,500 shares	0	20,833	20,833
12/17/2008	Belcher, Alan	2006 Stock Incentive Plan	NQSO	20,834	Milestone K #2-12/17/08-62,500 shares	0	20,834	20,834
12/17/2008	Flatt, James	2006 Stock Incentive Plan	NQSO	33,333	Milestone L # 2-12/17/2008-100,000 shares	0	33,333	33,333
12/17/2008	Flatt, James	2006 Stock Incentive Plan	NQSO	33,333	Milestone L #3-12/17/2008-100,000 shares	0	33,333	33,333
12/17/2008	Ladish, Mike	2006 Stock Incentive Plan	NQSO	50,000	20% on 1 year anniversary, 1/60 monthly thereafter	11,667	38,333	50,000
12/17/2008	Belcher, Alan	2006 Stock Incentive Plan	NQSO	62,500	20% on 1 year anniversary, 1/60 monthly thereafter	14,583	47,917	62,500
12/17/2008	Flatt, James	2006 Stock Incentive Plan	NQSO	100,000	20% on 1 year anniversary, 1/60 monthly thereafter	23,333	76,667	100,000
1/29/2009	Detore, Regina	2006 Stock Incentive Plan	NQSO	75,000	20% on 1 year anniversary, 1/60 monthly thereafter	16,250	58,750	75,000
4/27/2009	Sillers, William	2006 Stock Incentive Plan	NQSO	4,000	Milestone 4, fully vest 9/30/2010	0	4,000	4,000
4/27/2009	Gilbert, Alan	2006 Stock Incentive Plan	NQSO	4,000	Milestone 4, fully vest 9/30/2010	0	4,000	4,000
4/27/2009	Keating, Jeffery	2006 Stock Incentive Plan	NQSO	4,000	Milestone 4, fully vest 9/30/2010	0	4,000	4,000
4/27/2009	Hau, Heidi	2006 Stock Incentive Plan	NQSO	4,000	Milestone 4, fully vest 9/30/2010	0	4,000	4,000
4/27/2009	Bardsley, John	2006 Stock Incentive Plan	NQSO	4,000	Milestone 4, fully vest 9/30/2010	0	4,000	4,000
4/27/2009	Xu, Haowen	2006 Stock Incentive Plan	NQSO	5,000	Milestone 4, fully vest 9/30/2010	0	5,000	5,000
4/27/2009	Brevnova, Elena	2006 Stock Incentive Plan	NQSO	6,000	Milestone 4, fully vest 9/30/2010	0	6,000	6,000
4/27/2009	Thorngren, Naomi	2006 Stock Incentive Plan	NQSO	6,000	Milestone 4, fully vest 9/30/2010	0	6,000	6,000
4/27/2009	Lloyd, Todd	2006 Stock Incentive Plan	NQSO	6,000	Milestone 4, fully vest 9/30/2010	0	6,000	6,000

Grant Date	Participant Name	Plan	Grant Type	Shares Granted	Vesting Template	Vested	Unvested	Outstanding
4/27/2009	Shaw IV, Arthur	2006 Stock Incentive Plan	NQSO	6,000	Milestone 4, fully vest 9/30/2010	0	6,000	6,000
4/27/2009	Kenealy, William	2006 Stock Incentive Plan	NQSO	6,000	Milestone 4, fully vest 9/30/2010	0	6,000	6,000
4/27/2009	Margolis, Nathan	2006 Stock Incentive Plan	NQSO	7,000	Milestone 4, fully vest 9/30/2010	0	7,000	7,000
4/27/2009	Tripathi, Shital	2006 Stock Incentive Plan	NQSO	7,000	Milestone 4, fully vest 9/30/2010	0	7,000	7,000
4/27/2009	Wiswall, Erin	2006 Stock Incentive Plan	NQSO	7,000	Milestone 4, fully vest 9/30/2010	0	7,000	7,000
4/27/2009	McBride, John	2006 Stock Incentive Plan	NQSO	7,000	Milestone 4, fully vest 9/30/2010	0	7,000	7,000
4/27/2009	Donoghue, Joanne	2006 Stock Incentive Plan	NQSO	10,000	Milestone 4, fully vest 9/30/2010	0	10,000	10,000
4/27/2009	Caiazza, Nicky	2006 Stock Incentive Plan	NQSO	10,000	Milestone 4, fully vest 9/30/2010	0	10,000	10,000
4/27/2009	Olesen, Eric	2006 Stock Incentive Plan	NQSO	15,000	Milestone 4, fully vest 9/30/2010	0	15,000	15,000
4/27/2009	Rajgarhia, Vineet	2006 Stock Incentive Plan	NQSO	20,000	Milestone 4, fully vest 9/30/2010	0	20,000	20,000
4/27/2009	Linkkila, Timothy	2006 Stock Incentive Plan	NQSO	20,000	Milestone 4, fully vest 9/30/2010	0	20,000	20,000
4/27/2009	DiMasi, Don	2006 Stock Incentive Plan	NQSO	20,000	Milestone 4, fully vest 9/30/2010	0	20,000	20,000
4/27/2009	Wenger, Kevin	2006 Stock Incentive Plan	NQSO	20,000	Milestone 4, fully vest 9/30/2010	0	20,000	20,000
4/27/2009	Hogsett, David	2006 Stock Incentive Plan	NQSO	20,000	Milestone 4, fully vest 9/30/2010	0	20,000	20,000
4/27/2009	Ladish, Mike	2006 Stock Incentive Plan	NQSO	20,000	Milestone 4, fully vest 9/30/2010	0	20,000	20,000
4/27/2009	Froehlich, Alan	2006 Stock Incentive Plan	NQSO	20,000	Milestone 4, fully vest 9/30/2010	0	20,000	20,000
6/23/2009	Shipley, Sandee	2006 Stock Incentive Plan	NQSO	5,500	20% on 1 year anniversary, 1/60 monthly thereafter	0	5,500	5,500
7/29/2009	Gilliam, Duane	2006 Stock Incentive Plan	ISO	15,000	25% on 1 year anniversary, 1/48 monthly thereafter	4,063	10,937	15,000
7/29/2009	Healey, Thomas	2006 Stock Incentive Plan	ISO	15,000	25% on 1 year anniversary, 1/48 monthly thereafter	4,063	10,937	15,000
7/30/2009	llukowicz, Nicholas	2006 Stock Incentive Plan	NQSO	5,500	20% on 1 year anniversary, 1/60 monthly thereafter	0	5,500	5,500
7/30/2009	Laser, Mark	2006 Stock Incentive Plan	ISO	9,000	Immediate	9,000	0	9,000
7/30/2009	Summa, David	2006 Stock Incentive Plan	ISO	12,000	Summa, 7/30/2009	12,000	0	12,000
7/30/2009	Hensel, Joseph	2006 Stock Incentive Plan	NQSO	15,000	20% on 1 year anniversary, 1/60 monthly thereafter	0	15,000	15,000
7/30/2009	Wyman, Charlie	2006 Stock Incentive Plan	ISO	24,000	Immediate	24,000	0	24,000
9/8/2009	Flatt, James	2006 Stock Incentive Plan	NQSO	50,000	Flatt Custom Vesting	0	50,000	50,000
9/8/2009	Jamerson, Bruce (Consultant)	2006 Stock Incentive Plan	NQSO	200,000	2 year, monthly vesting on the 15th of each month	58,333	141,667	200,000
10/21/2009	Firliet, Brian	2006 Stock Incentive Plan	NQSO	1,000	20% on 1 year anniversary, 1/60 monthly thereafter	0	1,000	1,000
10/21/2009	Brockett, Gordon	2006 Stock Incentive Plan	NQSO	1,000	20% on 1 year anniversary, 1/60 monthly thereafter	0	1,000	1,000
10/21/2009	Gosselin, Jennifer	2006 Stock Incentive Plan	NQSO	5,000	20% on 1 year anniversary, 1/60 monthly thereafter	0	5,000	5,000
10/21/2009	Ouellette, Mary Ann	2006 Stock Incentive Plan	NQSO	7,500	20% on 1 year anniversary, 1/60 monthly thereafter	0	7,500	7,500
10/21/2009	Pattison, Keith	2006 Stock Incentive Plan	NQSO	150,000	20% on 1 year anniversary, 1/60 monthly thereafter	0	150,000	150,000
11/2/2009	Parenti, Joshua	2006 Stock Incentive Plan	ISO	7,500	20% on 1st Anniv., 48 Monthly After	0	7,500	7,500
11/2/2009	Owen, Jeremy	2006 Stock Incentive Plan	ISO	7,500	20% on 1st Anniv., 48 Monthly After	0	7,500	7,500
1/6/2010	Brady, William	2006 Stock Incentive Plan	ISO	223,335	20% on 1st Anniv., 48 Monthly After	0	223,335	223,335
1/6/2010	Brady, William	2006 Stock Incentive Plan	ISO	223,335	20% on Grant Date, Monthly After, 4 Years	52,112	171,223	223,335
1/6/2010	Brady, William	2006 Stock Incentive Plan	ISO	223,335	20% 2nd Anniversary, Monthly Thereafter	0	223,335	223,335
1/6/2010	Brady, William	2006 Stock Incentive Plan	ISO	2,010,019	20% on Grant Date, Monthly After, 4 Years	469,005	1,541,014	2,010,019
1/26/2010	Summa, David	2006 Stock Incentive Plan	NQSO	15,000	Summa 3 Month Monthly Vesting	5,000	10,000	15,000

				9,268,213		3,356,760	4,640,341	7,997,101